UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

INFORMATION STATEMENT

SCHEDULE 14C
(RULE 14C-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[  ] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

WALKER FINANCIAL CORPORATION
(Name of Registrant As Specified in Charter)

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WALKER FINANCIAL CORPORATION

990 STEWART AVENUE, SUITE 650

GARDEN CITY, NEW YORK 11530

(516) 832-7000

To Our Stockholders:

The purpose of this letter is to inform you that we intend to complete the following actions:

1.

Change our state of incorporation from Delaware to New Jersey;

2.

Change the par value of our common stock from $0.0001 to $0.00001;

3.

Increase the number of authorized shares of common stock from 100,000,000 to 4,000,000,000; and

4.

Complete the sale of American DataSource, a Walker Financial subsidiary.

WE ARE NOT ASKING FOR YOUR PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because the written consent of a majority of stockholders satisfies any applicable stockholder voting requirement of Delaware General Corporation Law, our Amended and Restated Certificate of Incorporation, and our By-Laws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes only and explains the terms of the amendment to our Amended Articles of Incorporation, as amended. Please read the accompanying Information Statement carefully.

By Order of the Board of Directors,

August 15, 2007	By:	/s/ Mitchell S. Segal
Mitchell S. Segal
Chief Executive Officer

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement will be mailed on or about August 27, 2007 to the stockholders of record of Walker Financial Corporation, at the close of business on August 7, 2007 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part. This Information Statement is being furnished to our stockholders to inform you of the adoption of a resolution by written consent by the holders of a majority of the outstanding shares of our common stock, par value $0.0001, and preferred stock, par value $0.0001, together the “Voting Stock.”

The resolution gives us the authority to:

1.

Change our state of incorporation from Delaware to New Jersey;

2.

Change the par value of our common stock from $0.0001 to $0.00001;

3.

Increase the number of authorized shares of common stock from 100,000,000 to 4,000,000,000; and

4.

Complete the sale of American DataSource, a Walker Financial subsidiary.

VOTING INFORMATION

As of the Record Date of August 7, 2007, we had authorized 100,000,000 shares of common stock, of which 79,784,720 shares were issued and outstanding, and 5,000,000 shares of preferred stock, of which 4,080,260 shares were issued and outstanding. Each share of common stock has one vote.  Each share of preferred stock has 66 votes per one vote of common stock.

A majority of votes representing 78% of votes cast by holders of our Voting Stock have executed a written consent in favor of the actions listed above.

This consent satisfies the stockholder approval requirement for the proposed actions. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on September 17, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our outstanding classes of stock as of August 7, 2007, by each person known by us to own beneficially more than 5% of each class, by each of our Directors and Executive Officers and by all Directors and Executive Officers as a group. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock except to the extent that authority is shared by spouses under applicable law. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding on August 7, 2007, plus shares of common stock subject to options, warrants and conversion rights held by such person on August 7, 2007 and exercisable or convertible within 60 days thereafter.  Unless otherwise stated, the address of each Beneficial Owner is 990 Stewart Avenue, Suite 650, Garden City, New York 11530.

Name and Address of Beneficial Owner	Common Shares Beneficially Owned	Percent of Class (1)
Mitchell S. Segal (2)	136,488,250	63.7%
Peter Walker (3)	1,052,390	1.3%
All directors and officers as a group	137,540,640	64.1%
* Less than 1%

(1) The number of shares issued and outstanding on August 7, 2007 was 79,784,720 shares.

(2) Mr. Segal’s beneficial ownership consists of 1,839,670 shares of common stock and 4,080,260 shares of Series A Preferred Stock, which are convertible into 33 shares of common stock per share of Series A Preferred Stock.

(3)  Mr. Walker’s beneficial ownership consists of 1,052,390 shares of common stock.

REASON FOR AND GENERAL EFFECT OF CHANGE IN STATE OF INCORPORATION

On August 7, 2007, stockholders holding a majority of the shares of stock entitled to vote approved a reincorporation from the State of Delaware to the State of New Jersey. The reincorporation will be effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement") in the form set forth in Exhibit A hereto, to be entered into by and between us and a new New Jersey corporation to be named Walker Financial Corporation (“Walker Financial New Jersey”). We will cause Walker Financial New Jersey to be incorporated pursuant to the form of Articles of Incorporation set forth in Exhibit B hereto, and will cause the Merger Agreement to be approved and signed by the parties. The Company will also cause Walker Financial New Jersey to adopt By-laws in substantially the form as set forth in Exhibit C. The Articles of Incorporation and the By-Laws for Walker Financial New Jersey have been drafted to substantially reflect the existing Articles of Incorporation and By-Laws of the Company. On August 7, 2007, the Board of Directors of the Company unanimously approved this proposal and approved the form of the Merger Agreement, the Articles of Incorporation and the By-Laws.

REASONS FOR THE REINCORPORATION

The Board of Directors believes New Jersey offers us a unique opportunity to maximize shareholder value and build long term opportunities for the Company. Section 170 of the General Corporation Law of the State of Delaware requires that the Board of Directors of the Company may only declare and pay a dividend upon the shares of its capital stock either out of the Company's surplus (retained earnings), or if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.  On the other hand, the New Jersey Business Corporation Act permits a corporation to make a "Distribution," defined as a direct or indirect transfer or money or other property, or in other words a dividend, if after giving effect thereto: (i) the corporation can pay its debts as they become due in the usual course of business or (ii) the corporation's assets are greater than its liabilities. As we have significant negative retained earnings and do not anticipate earning a profit for the foreseeable future, under Delaware law, it will be virtually impossible for us to declare and pay a dividend to our shareholders.

The Board of Directors believes that it must have the ability to declare a dividend to our shareholders; should it believe that the best opportunity to maximize shareholder value would be through a spin-off of some portion of our present or future business. Therefore, the restriction regarding the declaration of dividends under Delaware law appears to offer a significant impediment to possibly maximizing shareholder value. It is for these reasons that the Board of Directors believes that it is in our interest and our shareholders' interest to change our state of incorporation to New Jersey.

For the foregoing reasons, the Board of Directors believes that our activities, both present and as may be contemplated in the future, can be better managed if we are governed by New Jersey law and that reincorporation as a New Jersey corporation is in our best interest and the best interest of our shareholders.

 NO CHANGE IN BUSINESS, JOBS, PHYSICAL LOCATION, ETC.

The reincorporation merger will effect a change in our legal domicile, however, the reincorporation merger will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with Walker Financial New Jersey. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the reincorporation. Upon the effective time of the reincorporation merger, your shares of common stock will be converted into an equivalent number of shares of common stock of Walker Financial New Jersey and such shares will continue to trade on the Over the Counter Bulletin Board under its stock symbol.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATON

We have drafted our Bylaws and Articles of Incorporation so that the impact on shareholder rights will be minimal. Other than the proposals presented in this proxy, there will be no material changes in shareholder rights. As a result, the rights and obligations of the common and preferred shares, voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending our Articles of Incorporation and By-laws, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way.  We will undertake to prepare and cause to be filed such documents as may be necessary to ensure that to the greatest extent possible the existing Articles of Incorporation, Articles of Amendment, Certificates of Designation of Preferred Shares and other statutory documents currently on file with the Delaware Secretary of State will be duplicated and filed with the New Jersey Secretary of State.

"WALKER FINANCIAL NEW JERSEY"

Walker Financial New Jersey will be incorporated under the name "Walker Financial Corporation" exclusively for the purpose of merging with us. Prior to the reincorporation merger, Walker Financial New Jersey will have no material assets or liabilities and will not have carried on any business. Upon completion of the reincorporation merger, the rights of the stockholders of Walker Financial New Jersey will be governed by New Jersey corporate law and the Articles of Incorporation and the By-laws of Walker Financial New Jersey. The New Jersey Articles of Incorporation and the New Jersey By-laws are attached to this proxy statement as Exhibits B and C, respectively.

THE MERGER AGREEMENT

The merger agreement provides that we will merge with and into Walker Financial New Jersey, with Walker Financial New Jersey being the surviving corporation. Pursuant to the merger agreement, Walker Financial New Jersey will assume all of our assets and liabilities, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of Walker Financial New Jersey for identical terms of office. Our subsidiaries will become subsidiaries of Walker Financial New Jersey.

At the effective time of the reincorporation merger, each outstanding share of Walker Financial Delaware common stock, automatically will be converted into one share of common stock of Walker Financial New Jersey.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF REINCORPORATION

We intend the reincorporation to be a tax-free reorganization under the Internal Revenue Code (the "Code"). Assuming the reincorporation qualifies as a reorganization, the holders of our common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will Walker Financial Corporation. Each holder will have the same basis in our common stock received as a result of the reincorporation as that holder has in the corresponding Walker Financial Corporation common stock held at the time the reincorporation occurs.

We have discussed solely U.S. federal income tax consequences and have done so only for general information. We did not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules (e.g., financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise). We did not address the tax consequences under state, local or foreign laws.

We based our discussion on the Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. We have neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. Future legislation, regulations, administrative rulings or court decisions may alter the consequences we discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

EFFECTIVE TIME

It is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective September 17, 2007.

DISSENTERS’ RIGHTS

Shareholders who follow certain procedures summarized below have the right to dissent from, and obtain payment for, their shares in the event we consummate the reincorporation from Delaware to New Jersey. The following is a summary of the provisions of the Delaware General Corporation Law which specify the procedures to be followed by any shareholder who wishes to dissent and demand payment for his shares in the event of consummation of the Reincorporation. The provisions of the Delaware General Corporation Law are set forth in their entirety in Exhibit D attached to this proxy statement, and this summary is qualified by reference to these provisions.

We have furnished to shareholders in this proxy statement information with respect to the Reincorporation in order to enable shareholders to evaluate the Reincorporation and to determine whether or not to exercise dissenter’s rights. A shareholder may assert these rights only if the shareholder sends written notice of the shareholder’s intention to demand payment for the shareholder’s shares. A shareholder who demands payment in accordance with this method retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed merger and has only the right to receive payment for the shares after the effective date of such corporate action.

Within twenty days after the mailing date of this information statement, shareholders wishing to exercise dissenter’s rights must:

Send written notice of intention to demand payment for their shares to the Company at 990 Stewart Avenue, Suite 650, Garden City, New York 11530 in the form included in Exhibit E and

Deposit certificates for certified shares at 990 Stewart Avenue, Suite 650, Garden City, New York 11530.

Holders of un-certified shares will be prohibited from transferring shares after the payment demand is received by the Company.

Written demand for payment must be received no later than September 17, 2007.

Dissenting shareholders must respond to our notice and comply with the Delaware General Corporation Law as describe above in order to receive payment for their shares.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF EXERCISING DISSENTER’S RIGHTS

The following is a summary of important U.S. tax considerations of exercising dissenter’s rights. It addresses only Stockholders who exercise dissenter’s rights. It does not purport to be complete and does not address Stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold our common stock as part of a straddle, hedge, or conversion transaction, stockholders who hold our common stock as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their common stock pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of exercising dissenter’s rights.

This discussion of certain material U.S. federal income tax considerations is not tax advice. You are urged to consult your own tax advisor with respect to the particular U.S. federal income tax consequences to you of exercising dissenter’s rights, including any special considerations related to your particular situation, as well as the applicability and effect of any state, local, foreign or other tax laws and changes in any applicable tax laws.

For U.S. stockholders, exercising dissenter’s rights will result in capital gain or loss with respect to our capital stock, measured by the difference between the U.S. stockholder’s tax basis in our capital stock exchanged and the amount of cash received in the merger. If a U.S. stockholder acquired our capital stock by purchase, the U.S. stockholder’s adjusted tax basis in our capital stock will generally equal the amount the U.S. stockholder paid for the stock, less any returns of capital that the U.S. stockholder might have received with regard to the stock. In the case of a U.S. stockholder that holds multiple blocks of our capital stock (i.e., our capital stock acquired separately at different times and/or prices), gain or loss must be calculated and accounted for separately for each block.

REASON FOR AND GENERAL EFFECT OF CHANGE IN PAR VALUE OF COMMON STOCK

On August 7, 2007, stockholders holding a majority of the shares of stock entitled to vote approved an amendment to our Certificate of Incorporation, as amended and restated, to decrease the par value of our common stock from $0.0001 per share to $0.00001 per share.  As of that date, our authorized capitalization consisted of 100,000,000 shares of common stock, of which 79,784,720 shares were issued and outstanding and 5,000,000 shares of preferred stock, of which 4,080,260 are issued and outstanding.

The proposed reduction in par value of the common stock would be effected by a reduction in the capital stock account on our balance sheet and a corresponding increase in the additional paid-in (or surplus) capital account and thus would have no impact on our capital structure.  The reduction in par value would not reduce the ownership interests of stockholders, nor would it have any other impact on the rights and privileges of the holders of common stock (other than in the reduction of par value).  The reduction in par value per share reduces the amount required to be carried by us as capital, thereby potentially increasing our surplus capital available for dividends and other distributions and for other corporate purposes.

REASON FOR AND GENERAL EFFECT OF INCREASING AUTHORIZED COMMON STOCK

Our Amended and Restated Certificate of Incorporation currently authorizes us to issue 100,000,000 shares of common stock. As of August 7, 2007, we had 79,784,720 shares of common stock issued and outstanding.  We believe we need to increase our authorized shares of common stock available for issuance by the Company so that we can better support future growth plans and opportunities. An increase in the authorized number of shares of common stock will enable us to take advantage of various potential business opportunities through the issuance of our securities, including, without limitation, issuing stock dividends to existing stockholders, establishing certain strategic relationships with other companies, expand our business through acquisitions, enter into joint ventures, sell stock to investors to increase available capital and provide equity incentives to employees, officers or directors. We have no present agreements or definitive plans to enter into any such transactions or to acquire any businesses.

The additional shares of common stock to be authorized for issuance will possess rights identical to the currently authorized common stock. The holders of common stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. All voting is on a non-cumulative basis. The stockholders of common stock do not have any preemptive rights.  The issuance of such additionally authorized shares of common stock would affect the voting rights of our current stockholders because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares of common stock are issued in the future. If the Board of Directors determines that an issuance of shares of our common stock is in our best interest and our stockholders' best interest, the issuance of additional shares would have the effect of diluting the earnings per share or book value per share of the outstanding shares of common stock or the stock ownership or voting rights of a stockholder.

POTENTIAL ANTI-TAKEOVER EFFECTS OF THE AMENDMENT TO INCREASE AUTHORIZED SHARES

The increase in the number of authorized shares of common stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control without further action by the stockholders. Subject to applicable law and stock exchange requirements, we could issue shares of authorized and unissued common stock in one or more transactions that would make a change of control more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the earnings per share and book value per share of the outstanding shares of common stock or the stock ownership and voting rights of a person seeking to obtain control of our Company. The increase in authorized shares is reflected in our proposed New Jersey Articles of Incorporation included with this proxy as Exhibit B.

REASON FOR AND GENERAL EFFECT OF SALE OF AMERICAN DATASOURCE

On August 7, 2007, stockholders holding a majority of the shares of stock entitled to vote approved the sale of American DataSource, a Walker Financial subsidiary.

The following is a summary of the material terms of the share purchase agreement as of the date of this information statement:

•

Under the terms of the Purchase Agreement, we will sell and American DataSource Holdings, Inc. (the Buyer), will purchase 100% of the outstanding stock of American DataSource including its technology and all other assets for consideration of $200,000.

•

The entire purchase price of $200,000 will be due at closing.

•

Buyer shall receive credit toward the purchase price in the amount of $40,000, which is the amount Buyer payed to American DataSource pursuant to a previous software assignment.

•

At closing, we will provide the Buyer with a balance sheet of American Datasource as of the date immediately proceeding the closing date and a detailed list of accrued expenses and liabilities as of the closing date.  If the aggregate liabilities to be assumed by the Buyer are greater than $10,000, the purchase price will be reduced by one dollar for each dollar that the liabilities exceed $10,000.

The foregoing description of the terms of the share purchase agreement is qualified in its entirety by the more complete description included in the Share Purchase agreement included as Exhibit F to this information statement.

Information about Buyer and Seller

American DataSource Holdings, Inc., (the “Buyer”) has its principal executive offices at 888 East Las Olas Boulevard, Suite 201, Fort Lauderdale, Florida 33301.  The Buyer is engaged in the business of providing a complete line of administrative services for trust accounts.

Walker Financial Corporation, (the “Seller”) has its principal executive offices at 990 Stewart Avenue, Suite 650, Garden City, New York 11530.  We have focused our efforts on the marketing of financial products and services which benefit the baby boomer and senior populations. We are currently looking to expand our product offerings by adding various financial products and other services which may occur through acquition opportunities, although there can be no assurance that this will occur.

Reason for Sale of American DataSource

We have experienced limited growth with American DataSource’s operations in recent quarters.  We believe we can better maximize shareholder value through the sale of American DataSource as a source of capital to enable us to expand our product offerings in our core business of marketing financial products and services to the baby boomer and senior populations.  This expansion may occur through the acquisition of other companies or the acquisition of assets of other companies.  We have no present agreements or any definitive plans to enter into any such transactions or to acquire any businesses.

COSTS AND MAILING

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

HOUSEHOLDING OF INFORMATION STATEMENT

Some banks, brokers, and other record holders may participate in the practice of “householding” information statements. This means that, unless stockholders give contrary instructions, only one copy of this Information Statement may be sent to multiple stockholders sharing an address. The Company will promptly deliver a separate copy of this document to any stockholder at a shared address upon written or oral request by such stockholder at the following address or telephone number: Walker Financial Corporation, 990 Stewart Avenue, Suite 650, Garden City, New York 11530, (516) 832-7000.  Any stockholder who wants to receive a separate copy of this Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact such stockholder’s bank, broker, or other record holder, or such stockholder may contact the Company at the above address or telephone number.

INCORPORATION BY REFERENCE OF CERTAIN INFORMATION

The following are hereby incorporated by reference:

(a)

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, filed on May 18, 2007 and the amendment thereto filed on May 23, 2007, pursuant to Section 13(c) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Exhibit A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER dated as of August ___, 2007 ("Agreement"), is made between Walker Financial Corporation, a Delaware corporation (“Walker Financial”), and Walker Financial Corporation, a New Jersey corporation (“Walker Financial New Jersey”).

RECITALS

The Board of Directors of Walker Financial has approved a change of legal domicile to the State of New Jersey as being in the best interests of the corporation and its shareholders. The change of legal domicile through the merger ("Merger") with Walker Financial New Jersey will take place under the terms and conditions set forth in this Agreement.

In consideration of the respective representations, warranties, covenants and agreements contained in this Agreement, Walker Financial and Walker Financial New Jersey hereby agree as follows:

ARTICLE I

THE MERGER

1.01 THE MERGER. Upon the terms and subject to the conditions of this Agreement, and  in  accordance  with  the  relevant  provisions  of  the  Delaware General Corporation Law  ("Delaware  Statute")  and the New Jersey Business Corporation Act ("New Jersey  Statute"),  respectively, Walker Financial will be merged with and into Walker Financial New Jersey as soon as practicable following the satisfaction or waiver, if permissible, of  the conditions set forth in Article IV of this Agreement.  Following the Merger, Walker Financial New Jersey will continue as the surviving corporation and will continue its existence under the laws of the State of New Jersey, and the separate corporate existence of Walker Financial will cease.

1.02  EFFECTIVE DATE.  As soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article IV of this Agreement, the Merger will be consummated by filing with the Secretaries of State of the States of Delaware and New Jersey, respectively, Articles of Merger, and any other appropriate documents ("Articles of Merger") in accordance with the Delaware Statute and the New Jersey Statute, respectively. The Merger will become effective at such time as the Articles of Merger are duly filed, or at such later time as specified in the Articles of Merger (the time the Merger becomes effective being the "Effective Date").

1.03  EFFECTS  OF  THE MERGER. The Merger will have the effects specified in the Delaware Statute and the New Jersey Statute, respectively.

1.04  DIRECTORS AND OFFICERS OF WALKER FINANCIAL NEW JERSEY. After the Effective Date, the initial directors and officers of Walker Financial New Jersey, as the surviving corporation, will be the same directors and officers of Walker Financial. Such persons will serve until his successors will have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with Walker Financial New Jersey’s Certificate of Incorporation and by laws.

ARTICLE II

 EXCHANGE OF SHARES

2.01  SHARE EXCHANGE. On the Effective Date by virtue of the Merger, each share of common stock of Walker Financial held by the shareholders of Walker Financial will be exchanged for one share of the common stock of Walker Financial New Jersey. Promptly after the Effective Date, Walker Financial New Jersey will issue to each shareholder of Walker Financial a certificate representing the common stock to be issued to each shareholder and simultaneously each shareholder of Walker Financial will exchange and surrender the certificate representing all of such shareholder's shares in Walker Financial.  At the close of business on the day of the Effective date, the stock ledger of Walker Financial will be closed.  If the Board of Directors of Walker Financial New Jersey determines it is in the best of interests of shareholders, the Board may direct the transfer agent only to exchange the certificates of Walker Financial for Walker Financial New Jersey upon surrender of those certificates.  The Board of Walker Financial New Jersey may continue to honor such certificate of Walker Financial until such certificates are surrendered.

ARTICLE III

COVENANTS

3.01  FURTHER  ACTION. The parties will, subject to the fulfillment at or before the Effective Date of each of the conditions of performance set forth in Section IV  herein, perform such further acts and execute such documents as may be reasonably required to effect the Merger.

3.02 MEETING OF BREAKTHROUGH SHAREHOLDERS.  Walker Financial will submit the Merger to its shareholders for their consideration and consent in accordance with the Delaware Statute and other provisions of applicable law.  Walker Financial will notify Walker Financial New Jersey that the consent of the shareholders has been obtained.

3.03  BEST  EFFORTS TO CLOSE. The parties hereto agree to use their best efforts to close the transactions contemplated hereby as soon as practicable after the execution of this Agreement.

ARTICLE IV

CONDITIONS TO CONSUMMATION OF THE MERGER

4.01  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger are subject to the satisfaction or waiver, where permissible, prior to the Effective Date, of the following conditions:

(a)  This Agreement will have been approved by the affirmative vote of the shareholders of Walker Financial by the requisite vote in accordance with applicable law;

(b)  No statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent), will have been enacted, entered, promulgated or enforced by any court or governmental authority which is in effect and  has  the  effect of prohibiting the consummation of the Merger; provided, however, that each of the parties will have used its best efforts to prevent the entry of any injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

ARTICLE V

MISCELLANEOUS

5.01  ASSIGNMENT, BINDING EFFECT; BENEFIT; ENTIRE AGREEMENT.  Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assign any rights, remedies, obligations or liabilities under or by reason of this Agreement.  This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect thereto. No addition to or modification of any provision of this Agreement will be binding upon any party hereto unless made in writing and signed by all parties hereto.

5.02  SEVERABILITY.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the  remaining terms and provisions of this Agreement in any other  jurisdiction. If any provision, clause, section or part of this Agreement is so broad as to be unenforceable, the provision, clause, section or part will be interpreted to be only so broad as is enforceable, and all other provisions, clauses, sections or parts of this Agreement which can be effective without such unenforceable provision, clause, section or part will, nevertheless, remain in full force and effect.

5.03  GOVERNING  LAW.  This Agreement will be governed by and construed in accordance with the laws of the State of New Jersey without regard to its rules of conflict of laws.

5.04  DESCRIPTIVE  HEADINGS.  The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

5.05  COUNTERPARTS.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement each of which may be signed by less than all of the parties hereto, but together all such copies will constitute one and the same  instrument.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its respective officers hereunto duly authorized, all as of the day and year first above written.

WALKER FINANCIAL CORPORATION (DELAWARE)

By:
Mitchell Segal
Chief Executive Officer

WALKER FINANCIAL CORPORATION (NEW JERSEY)

By:
Mitchell Segal
Chief Executive Officer

Exhibit B

CERTIFICATE OF INCORPORATION

of

WALKER FINANCIAL CORPORATION

Article FIRST.

The name of the corporation is Walker Financial Corporation (the “Corporation”).

Article SECOND.

The address of the registered office of the registered office of the Corporation in the State of New Jersey is 208 West State Street, Trenton, New Jersey 08608. The name of the Corporation’s registered agent at that address is Incorp Services, Inc.

Article THIRD.

The nature of the business or purpose of the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the New Jersey Business Corporation Act, as from time to time amended.

Article FOURTH.

The total number of shares of stock which the Corporation shall have authority to issue is 4,005,000,000, of which five million (5,000,000) are to be designated preferred stock having a par value of $0.0001 per share and four billion (4,000,000,000) are to be common stock having a par value of $0.00001 per share.  The powers, preferences, rights qualifications, limitations, or restrictions of the shares of stock of each class and series which the Corporation is authorized to issue are as follows:

(a)

Common Stock.  The common stock of the Corporation shall have all of the powers, rights and preferences as are afforded under the Business Corporation Act of the State of New Jersey.

(b)

Preferred Stock.  The Preferred Stock shall be divided into series.  The first series shall consist of 4,080,260 shares and is designated “Series A Preferred Stock,” $0.0001 par value per share.

The remaining shares of Preferred Stock may be issued from time to time in one or more series as may be determined by the board of directors of the Corporation.  Each series shall be distinctly designated.  All shares of any one series of preferred stock shall be alike in every particular way, except that there may be different dates from which dividends thereon, if any shall be cumulative, it made cumulative.  The powers, preferences, participating, optional and other rights of each such series and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.  Except as hereinafter provided, the board of directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions, adopted prior to issuance of any shares of each particular series of preferred stock, the designation, powers, preferences and relative participating, optional and other rights and the qualifications, limitations and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing, the following:

(i)

the distinctive designation of, and the number of shares of preferred stock which shall constitute, each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the board of directors;

(ii)

the rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the extent of preferences or relations, if any, of such dividends to the dividends payable on any other class or classes of stock of the Corporation or on any series of preferred stock and whether such dividends shall be cumulative or non-cumulative;

(iii)

the right, if any, of the holders of shares of the same series to convert the same into, or exchange the same for, shares of any other class or classes of stock of the Corporation and the terms and condition of such conversion or exchange;

(iv)

whether shares of the series shall be subject to redemption, and the redemption price or prices, including, without limitation, classes of stock of the Corporation, cash or other property of the Corporation and the time or times at which, and the terms and conditions on which, shares of the series may be redeemed;

(v)

the rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution, or winding up of the Corporation;

(vi)

the terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

(vii)

the voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted on by the stockholders of the Corporation, and (B) the right to votes as a series by itself or together with other series of preferred stock or together with all series of preferred stock as a class, on such matters, under such circumstances and on such conditions as the board of directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of preferred stock or together with all series of preferred stock as a class, to elect one or more directors of the Corporation in the event there shall have been a default in the payment of dividends on any one or more series of preferred stock or under such other circumstances and on such conditions as the board of directors may determine.

Article FIFTH.

The name and mailing address of each incorporator is as follows:

NAME	MAILING ADDRESS
Mitchell Segal	990 Stewart Avenue, Suite 650
Garden City, New York 11530

Article SIXTH.

The Corporation is to have perpetual existence.

Article SEVENTH.

In furtherance of and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized:

To make, alter or repeal the bylaws of the Corporation.

To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

By a majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee.  Any such committee, to the extent provided in the resolution or in the bylaws of the Corporation, shall have an may exercise the powers of the board of directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, the bylaws may provide that in the absence or disqualification  of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

When, and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its goodwill and its corporate franchise upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the Corporation.

Article EIGHTH.

Meetings of stockholders may be held within or without the State of New Jersey, as the bylaws may provide.  The books of the Corporation may be kept (subject to any provision  contained in the statues) outside the State of New Jersey as such place or places as may be designated from time to time b the board of directors or in the bylaws of the Corporation.  Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

Article NINTH.

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certification of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

Article TENTH.

A director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for breach of duty as a director or officer, except to the extent and for the duration of any period of time such personal liability may not be eliminated or limited under the New Jersey Business Corporation Act as the same exists or may hereafter be amended.

Article ELEVENTH.

The Corporation shall indemnify its officers, directors, employees and agents and former officers, directors, employees and agents, and any other persons serving at the request of the Corporation as an officer, director, employee or agent of another corporation,  association, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement) incurred in connection with any pending or threatened action, suit, or proceeding, whether civil, criminal, administrative or investigative, with respect to which such officer, director, employee, agent or other person is a party, or is threatened to be made a party, to the full  extent permitted by the New Jersey Business Corporation Act. The indemnification provided herein (i) shall not be deemed exclusive of any other right to which any person seeking indemnification may be entitled under any bylaw, agreement, or vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity, and (ii) shall inure to the benefit of the heirs, executors, and the administrators of any such person. The Corporation shall have the power, but shall not be obligated, to purchase and maintain insurance on behalf of any person or persons enumerated above against any liability asserted against or incurred by them or any of them arising out of their status as corporate directors, officers, employees, or agents whether or not the Corporation would have the power to indemnify them against such liability under the provisions of this article.

The Corporation shall, from time to time, reimburse or advance to any person referred to in this article the funds necessary for payment of expenses, including attorneys' fees, incurred in connection with any action, suit or proceeding referred to in this article, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that the director's or officer's acts or omissions (i) constitute a breach of the director's or officer's duty of loyalty to the corporation or its shareholders, (ii) were not in good faith,  (iii) involved a knowing violation of law, (iv) resulted in the director or officer receiving an improper personal benefit, or (v) were otherwise of such a character that New Jersey law would require that such amount(s) be repaid.

Article TWELFTH.

(a)

The number of directors of the Corporation shall be determined in the manner prescribed by the bylaws of the Corporation.

(b)

The board of directors shall be divided into two classes as nearly equal in number as possible.  The terms of the office of the directors initially classified shall be as follows:  Class I shall expire at the annual meeting of stockholders to be held in 2008, and Class II shall expire at the annual meeting of stockholders to be held in 2009.  The foregoing notwithstanding, each director shall serve until his or her successor shall have been duly elected and qualified, unless such director shall resign, become disqualified or disabled or shall otherwise be removed from office.  Whenever a vacancy occurs on the board of directors, a majority of the remaining directors shall have the power to fill the vacancy by electing a successor director to fill that portion of the unexpired term resulting from the vacancy.

(c)

At each annual meeting of stockholders after such initial classification, directors chosen to succeed those whose terms then expire at such annual meeting shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election.  When the number of directors is increased by the board of directors and any newly created directorships are filled by the board of directors, there shall be no classification of the additional directors until the next annual meeting of stockholders.  Directors elected, whether by the board of directors or by the stockholders, to fill a vacancy, subject to the foregoing, shall hold office for a term expiring at the annual meeting at which the term of the Class to which they have been elected expires.  Any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as equal in number as possible.

WALKER FINANCIAL CORPORATION

CERTIFICATE OF DESIGNATION OF

SERIES A PREFERRED STOCK

Section 1.   Designation, Amount and Par Value. The series of preferred stock shall be designated as Series A Preferred Stock  and the number of shares so designated shall be 4,080,260, which shall not be subject to increase without the consent of the majority of the holders of the Series A Preferred Stock, (each, a “Holder” and collectively, the “Holders”). Each share of Series A Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $0.10 (the “Stated Value”).

Section 2.     Dividends.  The Holders of Series A Preferred Stock are only entitled to receive dividends when and as declared at the discretion of the Board of Directors of the Company.  Dividends are payable only to Holders of record on the stock records of the Company on such record dates as shall be fixed by the Board of Directors of the Company.

Section 3.     Voting Rights.  The Holders of Series A Preferred Stock shall be entitled to such number of votes as shall be equal to two times the aggregate number of shares of Common Stock into which such Holder’s shares of Series A Preferred Stock are convertible immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent. Voting rights are non-cumulative. Series A Preferred Stock votes as a single class with the Common Stock on all matters presented to the stockholders for action.  Without the affirmative vote of the Holders of a majority of the Series A Preferred Stock then outstanding, voting as a separate class, the Company may not (i) amend, alter or repeal any of the preferences or rights of the Series A Preferred Stock, (ii) authorize any reclassification of the Series A Preferred Stock or (iii) create any class or series of shares ranking prior to the Series A Preferred Stock as to dividends or upon liquidation.

Section 4.    Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series A Preferred Stock an amount equal to the Stated Value per share plus any accrued and unpaid dividends thereon and any other fees thereon before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder.

Section 5.    Conversion.  Holders of Series A Preferred Stock will have the right, at their option, to convert such shares into shares of Common Stock at any time at the conversion rate then in effect, provided that, if any of the Series A Preferred Stock is redeemed, the conversion rights pertaining thereto will terminate on the third business day preceding the redemption date.

Each share of Series A Preferred Stock will be initially convertible into thirty-three (33) shares of Common Stock, subject to adjustment as described herein. No fractional share or scrip representing a fractional share will be issued upon conversion of the Series A Preferred Stock.  The Company may either round up fractional shares of common stock or pay cash in lieu of issuing a fractional share at is sole discretion.

The number of shares of outstanding Series A Preferred Stock will be appropriately adjusted to preserve the cash value of the Stated Value if the Company (a) pays a dividend or makes a distribution on its shares of Common Stock (but not the Series A Preferred Stock) which is paid or made in shares of Common Stock, (b) subdivides or reclassifies its outstanding shares of Common Stock, (c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (d) distributes to all holders of its Common Stock evidences of its indebtedness or assets (excluding any divididend paid in cash out of legally available funds).

In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any statutory exchange of securities with another corporation, there will be no adjustment of the conversion price, but each holder of shares of Series A Preferred Stock then outstanding will have the right thereafter to convert such shares into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such shares been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance.  In the case of a cash merger of the Company into another corporation or any other cash transaction of the type mentioned above, the effect of these provisions would be that the conversion features of the Series A Preferred Stock would thereafter be limited to converting the Series A Preferred Stock at the conversion price in effect at such time into the same amount of cash per share that such Holder would have received had such Holder converted the Series A Preferred Stock into Common Stock immediately prior to the effective date of such cash merger or transaction.  Depending upon the terms of such cash merger or transaction, the aggregate amount of cash so received in conversion could be more or less than the liquidation preference of the Series A Preferred Stock.

Series A Preferred Stock may be converted upon surrender of the stock certificate at least three (3) day prior to the redemption date at the office of the Company’s Transfer Agent, with the form of “Election to Convert” on the reverse side of the stock certificate completed and executed as indicated.

Section 6.    Redemption.   The Series A Preferred Stock must be redeemed by the Company on the date two years after the date of this Certificate of Designation at a redemption price of $0.10 per share plus any accrued interest.  If the Company fails to pay the redemption amount hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Company will pay interest thereon at a rate of 7% per annum, accruing daily from such date until the redemption amount, plus all interest thereon, is paid in full.

The redemption price will be appropriately adjusted if the Company (a) pays a dividend or makes a distribution on its shares of Common Stock (but not the Series A Preferred Stock) which is paid or made in shares of Common Stock, (b) subdivides or reclassifies its outstanding shares of Common Stock, (c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (d) distributes to all holders of its Common Stock evidences of its indebtedness or assets (excluding any divididend paid in cash out of legally available funds).

The redemption by the Company of all or any part of the Series A Preferred Stock is subject to the availability of cash and compliance with law.  If the Company declares to the Holder in writing that it does not have sufficient cash to redemm the stock or cannot legally redeem the Series A Preferred Stock pursuant to law, the Holder, in its sole discretion, may elect to (i) convert the Series A Preferred Stock into common stock; or (ii) continue to hold the Series A Preferred Stock in which case the Series A Preferred Stock will continue to accumulate and pay dividends until such time as the  Company is able to redeem such Series A Preferred Stock or the Holder elects to convert such Series A Preferred Stock.

Section 7.     Miscellaneous.

(a)

 Lost or Mutilated Series A Preferred Stock Certificate.  If a Holder’s Series A Preferred Stock certificate is mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

Waiver.  Any waiver by the Company or the Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation.  Any waiver must be in writing.

Severability.  If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

*********************

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of  Series A Preferred Stock indicated below, into shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of Walker Financial Corporation, a New Jersey corporation (the “Company”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:_________________________________________________________________
Date to Effect Conversion:________________________________________________________________
Number of shares of Preferred Stock owned prior to Conversion:__________________________________
Number of shares of Preferred Stock to be Converted:___________________________________________
Stated Value of shares of Preferred Stock to be Converted:_______________________________________
Number of shares of Common Stock to be Issued:______________________________________________
Applicable Conversion Price:______________________________________________________________
Number of shares of Preferred Stock subsequent to Conversion: __________________________________

[HOLDER]

By:
Name:
Title:

Exhibit C

BY-LAWS

OF

WALKER FINANCIAL, INC.

OFFICES

1.

The principal office of the corporation shall be in the City of Garden City, County of Nassau, State of New York.

2.

The corporation may also have offices at such other places as the board of directors may from time to time determine or the business of the corporation may require.

MEETINGS OF SHAREHOLDERS

3.

All meetings of the shareholders shall be held at the principal office of the corporation or at such place within or without the State of New Jersey as the board of directors shall authorize.

4.

The annual meeting of the shareholders of the corporation shall be held at such time and place as determined by the Board of Directors when they shall elect a board of directors and transact such other business as may properly come before the meeting.

5.

Written notice of every meeting of shareholders, stating the purpose or purposes for which the meeting is called, the time when and the place within or without the State of New Jersey where it is to be held, shall be served, either personally or by mail, upon each shareholder of record who, by reason of any action proposed at such meeting, would be entitled to have his shares appraised if such action were taken, not less than ten nor more than sixty days before the meeting.  If mailed, such notice shall be directed to a shareholder at his address as it shall appear on the books of the corporation unless he shall have filed with the secretary of the corporation a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request.  Notice of all meetings may be waived by any shareholder by written waiver or by personal attendance thereat.

6.

Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by resolution of the board of directors or by the president, and shall be called by the president or secretary at the request in writing of a majority of the board of directors or at the request in writing by shareholders owning a majority in amount of the capital stock of the corporation issued and outstanding. Such request shall state the purpose or purposes of the proposed meeting.  The president may, in his discretion, call a special meeting of shareholders upon ten days’ notice.

7.

Business transacted at all special meetings shall be confined to the purposes stated in the notice of meeting.

8.

The holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite, and shall constituted a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation or by these by-laws.

9.

If a quorum shall not be present or represented, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

10.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the shares having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation or of these by-laws, a different vote is required in which case such express provision shall govern and control the decision of such question.

11.

Each shareholder of record having the right to vote shall be entitled at every meeting of the shareholders of the corporation to one vote for each share of stock having voting power standing in the name of such shareholder on the books of the corporation, and such votes may be cast either in person or by written proxy.

12.

Every proxy must be executed in writing by the shareholder or by his duly authorized attorney.  No proxy shall be valid after the expiration of eleven months from the date of its execution unless it shall have specified therein its duration.  Every proxy shall be revocable at the pleasure of the person executing it or of his personal representatives or assigns.

DIRECTORS

13.

The board of directors shall consist of no less than two (2) nor more than seven (7) directors, who need not be shareholders of the corporation, all of whom shall be of full age and at least one of whom shall be a citizen of the United States.  They shall be elected at the annual meeting of the shareholders and each director shall be elected and shall qualify.

14.

If the office of any director or directors becomes vacant for any reason, the directors in the office may choose a successor or successors who shall hold office for the unexpired term in respect to which such vacancy occurred or until the next selection of directors, or any vacancy may be filled by the shareholders at any meeting thereof.  Any director may be removed either with or without cause, at any time, by vote of the shareholders at any meeting called for the purpose.

15.

The business of this corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws required to be exercised or done by the shareholders.

MEETINGS OF THE BOARD

16.

The directors may hold their meetings at the office of the corporation, or at such other places, either within or without the State of New Jersey, as they may from time to time determine.

17.

Regular meetings of the board may be held without notice at such time and place as shall from time to time be determined by resolution of the board.

18.

Special meetings of the board may be called by the president on five days’ notice to each director either personally or by mail or by wire, special meetings shall be called by the president or secretary in a like manner on the written request of two directors.  Notice of meeting may be waived by any director by written waiver or by personal attendance thereat.

19.

At any meeting at which every number of the board of directors shall be present, though held without notice, any business may be transacted which might have been transacted if the meeting has been duly called.

20.

At all meetings of the board the presence of a majority of the entire number of directors shall be necessary to constitute a quorum and sufficient for the transaction of business.

21.

Any act of a majority present at a meeting, at which there is a quorum, shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation or by these by-laws.

22.

If a quorum shall not be present at any meeting of the directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

WAIVER OF NOTICE

23.

Whenever by statute, the provisions of the certificate of incorporation or these by-laws, the shareholders or the board of directors are authorized to take any action after notice, such notice may be waived, in writing, before or after the holding of the meeting, by the person or persons entitled to such notice, or, in the case of a shareholder, by his attorney thereunto authorized.

OFFICERS

24.

The officers of the corporation shall be a president, a vice-president, a secretary and a treasurer.  Any officer may hold more than one office.

25.

The directors, immediately after each annual meeting of shareholders, shall elect from their number a president and shall also choose a vice-president, a secretary and a treasurer who need not be members of the board.

26.

The board may appoint such other officers, agents and employees as it shall deem necessary who shall have such authority and shall perform such duties as from time to time shall be prescribed by the board.

27.

The salaries of all officers of the corporation shall be fixed by the board of directors.

28.

The officers of the corporation shall hold office for one year and until their successors are chosen and qualify in their stead.  Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the directors.  If the office of any officer becomes vacant for any reason, the vacancy shall be filled by the board of directors.

THE PRESIDENT

29.

The president shall be the executive officer of the corporation; he shall preside at all meetings of the shareholders and directors; he shall have the management of the business of the corporation and shall see that all orders and resolutions of the board are carried into effect.

THE VICE-PRESIDENT

30.

The vice-president in the absence or disability of the president shall perform the duties and exercise the powers of the president and shall perform such other duties as the board of directors shall prescribe.

THE SECRETARY

31.

The secretary shall attend all sessions of the board and all meetings of the shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose.  He shall give or cause to be given notice of all meetings of shareholders and special meetings of the board of directors and shall perform such other duties as may be prescribed by the board of directors.  He shall keep in safe custody the seal of the corporation and affix it to any instrument when authorized by the board of directors.

THE TREASURER

32.

The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.  He shall disburse the funds of the corporation as may be ordered by the board, taking proper vouchers for such disbursements, and shall render to the president and directors at the regular meetings of the board, or whenever they may require it, an account of all his transactions as treasurer and of the financial condition of the corporation.

33.

He shall, if required by the board, give the corporation a bond in such sum or sums and with such surety or sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation in case of his death, resignation, retirement or removal from office of all books, papers, vouchers, money and other property of whatever kind in his possession, or under his control belonging to the corporation.

CERTIFICATE OF SHARES

34.

The certificates of shares of the corporation shall be numbered and entered in the books of the corporation as they are issued.  They shall exhibit the holder’s name and the number of shares and shall bear the actual or facsimile signature of the president or vice-president and the treasurer or the secretary and shall bear the actual or facsimile seal of the corporation.

LOST CERTIFICATES

35.

The president, vice-president, the treasurer or any one of them, may direct a new certificate or certificates to be issued and to be signed by the transfer agent, if any, in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of shares to be lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of shares to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, such officer or officers or the transfer agent shall as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates or his legal representative to give bond of indemnity satisfactory to the corporation or the transfer agent, if any.

TRANSFER OF SHARES

36.

Upon surrender to the corporation or the transfer agent of the corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer of shares shall be entered on the share book of the corporation which shall be kept at its principal office or at the office of the transfer agent.

37.

The corporation shall be entitled to treat the holder of record of any share or shares of the corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of the other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of New Jersey.

DIVIDENDS

38.

Dividends upon the capital shares of the corporation, subject to any provisions of the certificate of incorporation relating thereto may be declared by the board of directors at any regular or special meeting, pursuant to law.

39.

Before payment of any dividend, there may be set aside out of the net profits of the corporation available for dividends such sum or sums as the directors from time to time in their absolute discretion think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

SEAL

40.

The seal of the corporation shall be as follows: the name of the corporation, the year of its organization and the words “Corporate Seal, New Jersey.”  The seal may be used by causing it to be impressed directly on the instrument or writing to be sealed, or upon adhesive substance affixed thereto.  The seal on any corporate obligation for the payment of money may be a facsimile, engraved or printed.

CHECKS

41.

All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designated.

FISCAL YEAR

42.

The fiscal year shall begin the first day of December in each year.

AMENDMENTS

43.

These by-laws may be amended, altered or added to by the vote of the board of directors of this corporation at any regular meeting of said board, or at a special meeting of directors called for that purpose provided a quorum of the directors as provided by law and by the certificate of incorporation, are present at such regular or special meeting.  These by-laws, and any amendments thereto and new by-laws added by the directors may be amended, altered or replaced by the shareholders at any annual or special meeting of the shareholders.

Exhibit D

Delaware General Corporation Law Section 262.  Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within

60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16.)

Exhibit E

DEMAND FORM

1.   The undersigned holder of _________ shares of common stock, par value $0.0001 per share, and/or __________ shares of Series A Preferred Stock, par value $0.0001 per share, (the "Dissenting Shares") of Walker Financial Corporation, a Delaware corporation, hereby declares the undersigned's intent to assert dissenters' rights under Section 262 of the Delaware General Corporation Law, as amended (the "DGCL"), inclusive, and hereby DEMANDS PAYMENT for the Dissenting Shares in accordance therewith to be sent to the address set forth below.

2.   The undersigned hereby certifies that the undersigned acquired beneficial ownership of the Dissenting Shares before the date the undersigned received the Walker Financial Corporation Information Statement to which this Demand Form was attached.

3.   The undersigned hereby certifies that, if he or she is a record shareholder and dissents with respect to any shares held by any one or more beneficial shareholders, each beneficial shareholder will certify to the corporation that both he or she and the record shareholders of all shares owned beneficially by him or her have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights.

This Demand Form is executed this ___ day of ___________, 2007.

[name of shareholder]

NOTE: ADDRESS GIVEN WILL BE ADDRESS TO WHICH PAYMENT IS SENT.

[address of shareholder]

Exhibit F

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this "Agreement") is made as of the ___ day of July, 2007 by and among American DataSource Holdings Corp., a Delaware corporation having an address at 888 E. Las Olas Boulevard, Suite 201, Ft. Lauderdale, Florida 33301 (hereinafter "Buyer”), American DataSource, Inc., a Texas corporation having an address at 13111 North West Freeway, Suite 100, Houston, Texas 77040 (the “Company” and/or “ADS”) and Walker Financial Corporation, the sole shareholder of the Company (the “Shareholder”).

W I T N E S S E T H:

WHEREAS, Buyer desires to acquire one hundred percent (100%) of the issued and outstanding stock of ADS upon the terms and subject to the conditions set forth herein;

WHEREAS, the Shareholder owns all of the issued and outstanding common stock of ADS (“ADS Shares”) and desires to sell one hundred percent (100%) of its ADS Shares for a cash payment as more fully described herein:

WHEREAS, in consideration of the benefits that it will receive by virtue of the transaction contemplated by this Agreement, the Shareholder is agreeing to make the representations, warranties and indemnifications in this Agreement with the Company and is agreeing to enter into and be bound by a non-competition agreement containing, among other things, covenants respecting confidentiality, non-competition and non solicitation with Buyer;

WHEREAS, the Board of Directors of Buyer believes the acquisition contemplated by this Agreement is in the best interests of Buyer; similarly, the transactions contemplated by this Agreement have been approved by ADS’ Board of Directors and the Shareholder’s Board of Directors and their respective shareholders;

WHEREAS, ADS and Buyer have previously entered into that certain Software Assignment and Assumption Agreement, pursuant to which Buyer acquired from ADS certain software and technology known as “ADS 2000” (the “Software Assignment”);

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and certain other good and valuable consideration and five dollars, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

ARTICLE 1.

PURCHASE AND SALE

1.1

Sale. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing provided for in Section 1.2 hereof, the Shareholder shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase, all right, title and interest in and to one hundred percent (100%) of such Shareholder’s ADS Shares, free and clear of all Encumbrances (defined as any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, option, collateral assignment, conditional sale, right of first refusal, community property interest or restriction of any nature (including any restriction on the transfer of any asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset), but excluding liens for taxes not yet due and payable). In consideration for the shares of ADS Shares so acquired by Buyer, Buyer shall pay Two Hundred Thousand Dollars ($200,000.00) (the “Purchase Price”) at Closing in U.S. Dollars by certified check or wire transfer pursuant to the Shareholder instructions provided to Buyer prior to Closing in exchange for all of the ADS Shares outstanding which is owned by the Shareholder transferred to Buyer pursuant to this Agreement, as soon as practicable following the satisfaction or permissible waiver of the conditions set forth in Articles 5 and 6; provided, however, that Buyer shall receive credit toward the Purchase Price in the amount of $40,000 which is the amount paid to ADS pursuant to the Software Assignment (or any other amount paid to ADS pursuant to the Software Assignment). However, it is acknowledged by Buyer that prior to Closing, Seller shall be entitled to the Company assets consisting of cash, other liquid assets, and any account receivables owed to the Company less any current liabilities owed by the Company (the exchange of the ADS Shares for the consideration enumerated in this Section being referred to herein as the "Sale").

1.1.1

Purchase Price Adjustment.

(i)

 At Closing, Company and the Shareholder shall deliver a balance sheet of the Company as of the business day immediately preceding the Closing Date, prepared in accordance with generally accepted accounting principles (the “Closing Balance Sheet”) together with a detailed list of all accrued expenses and liabilities of the Company as of the Closing Date, prepared in accordance with generally accepted accounting principles (the “Closing Liabilities Schedule”). In the event that the aggregate Assumed Liabilities set forth on the Closing Balance Sheet and the Closing Liabilities Schedule is greater than $10,000.00, the Purchase Price shall be reduced by one dollar for each dollar that the Assumed Liabilities exceed such amount.

(ii)

On or before the 90th calendar day following the Closing Date, Buyer shall provide to the Shareholder a certificate stating whether it agrees with the Closing Balance Sheet and the Closing Liabilities Schedule used to determine the amount of the Assumed Liabilities at Closing. If Buyer disagrees, Buyer shall deliver to the Shareholder its revised calculation of Assumed Liabilities (“Revised Assumed Liabilities”). Within five business days after receipt of the Revised Assumed Liabilities, Shareholder shall either (1) agree with such revised calculation whereupon Buyer shall adjust the Purchase Price as set forth herein, or (2) disagree with such revised calculation whereupon the parties shall submit such dispute to arbitration pursuant to Section 7.12 below. If Shareholder does not respond within such five business day period, the Shareholder shall be deemed to have agreed with such revised calculation. In the event that the Purchase Price for the ADS Shares is reduced as a result of this provision, then the Shareholder agrees promptly to return to Buyer any overpayment.

1.2

Closing. The purchase and sale (the "Closing") provided for in this Agreement will take place at the offices of Buyer, at 888 E. Las Olas Blvd., Suite 201, Ft. Lauderdale, Florida 33301, as soon as practicable after all the conditions enumerated in Articles 5 and 6, or at such other place, time and date as shall be fixed by mutual agreement among Buyer, ADS and the Shareholder. The day on which the Closing shall occur shall be referred to herein as the "Closing Date." Each party will use its best efforts to cause to be prepared, executed and delivered at the Closing the documents to be delivered pursuant to Articles 5 and 6 and all other appropriate and customary documents as any party or its counsel may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

1.2.1

At the Closing, the Company and the Shareholder shall deliver, or cause to be delivered or surrender control over (as appropriate), to Buyer, or otherwise do, each of the following:

(i) stock certificates representing all of the ADS Shares, duly endorsed or accompanied by stock powers executed and in form sufficient to vest title fully in Buyer to all of such Shares;

(ii) the other items required to be delivered by Company under Article 6;

(iii) a copy of resolutions of the board of directors and the Shareholder of Company, certified by an executive officer of Company, authorizing the execution, delivery and performance of this Agreement by Company; and

(iv) a copy of the resolutions of the board of directors and the shareholders of the Shareholder and any related SEC disclosures and notices, certified by an executive officer of Shareholder, authorizing the execution, delivery and performance of this Agreement by Shareholder.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF ADS

AND THE SHAREHOLDER

2.1

Representations and Warranties of ADS and the Shareholder. ADS and the Shareholder hereby jointly and severally represent and warrant to Buyer that,, except as otherwise set forth on the ADS Disclosure Schedule (the “Disclosure Schedule”) delivered to Buyer herewith, all of the following statements in this Section 2.1 are true and correct, with the understanding that these representations and warranties will survive the Closing of the transactions contemplated under this Agreement for three years:

2.1.1

Organization and Good Standing. ADS is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. ADS has no subsidiaries and does not own any equity, profit sharing, participation or other ownership interest (including any general partnership interest, limited partnership interest or membership interest) in any corporation, partnership, limited partnership, limited liability company or other entity. ADS is not in default under or in violation of its Certificate of Formation and By-Laws.

2.1.2

Foreign Qualification. ADS is duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction where the failure to qualify would have a material adverse effect on (a) the current business, operations, assets, condition (financial or otherwise) or prospects of ADS, or (b) the validity or enforceability of, or the ability of ADS to perform its obligations under this Agreement (each being hereinafter referred to as an “ADS Material Adverse Effect”).

2.1.3

Corporate Power and Authority. ADS and the Shareholder have the full legal right and corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently being conducted. ADS and the Shareholder have the full legal right and the corporate power and authority to execute and deliver this Agreement and agreements to be delivered by Company and the Shareholder pursuant to this Agreement (the “Ancillary Agreements”), and consummate the Sale and all other transactions contemplated by such agreements and to perform their obligations under this Agreement and the Ancillary Agreements. The execution, delivery and performance by ADS and the Shareholder of this Agreement and the Ancillary Agreements have been duly authorized by all necessary corporate action.

2.1.4

Binding Effect. This Agreement has been duly executed and delivered by ADS and the Shareholder and is the legal, valid and binding obligation of ADS and the Shareholder enforceable in accordance with its terms, except that:

(a)

enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

(b)

the availability of equitable remedies may be limited by equitable principles of general applicability; and

2.1.5

Absence of Restrictions and Conflicts; Consents. The execution, delivery and performance of this Agreement and the consummation of the Sale and the fulfillment of and compliance with the terms and conditions of this Agreement do not and will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, termination, breach, impairment or permit the acceleration of any obligation under, (i) any term or provision of the Certificate of Formation or By-Laws of ADS, (ii) any ADS Material Contract (as defined in Section 2.1.11), (iii) any judgment, decree or order of any court or governmental authority or agency to which ADS or by which ADS or any of its material assets or properties is bound, or (iv) any statute, law, regulation or rule applicable to ADS. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency or public or regulatory unit, agency, body or authority with respect to ADS is required in connection with the execution, delivery or performance of this Agreement by ADS. Except as set forth in Section 2.1.5 of the Disclosure Schedule, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency, commission or other governmental authority or agency, or any other person or entity, governmental or otherwise, is necessary or required to be made or obtained for ADS and the Shareholder to execute and deliver, enter into, and to perform its obligations under, this Agreement and each of the Ancillary Agreements, or to consummate the Sale or any of the transactions contemplated hereby or thereby (including without limitation the consent of any party required to be obtained in order to keep any ADS Material Contract between such party and ADS in effect following the Sale or to provide that ADS is not in breach or violation of any such ADS Material Contract following the Sale). The consents identified in Section 2.1.5 of the Disclosure Schedule are hereinafter referred to as the “Required Consents”.

2.1.6

Capitalization of ADS

(a)

The authorized capital stock of ADS consists entirely of 100 shares of common stock, par value $ .001, and no other classes of stock exist. As of the Closing Date, there are 100 shares of ADS common stock issued and outstanding and the Shareholder owns all of the ADS Shares as set forth on Section 2.1.6 of the ADS Disclosure Schedule. No other ADS securities are issued or outstanding. There are no options, warrants, convertible securities or other securities, calls, commitments, conversion privileges, preemptive rights, rights of first refusal, rights of first offer or other rights or agreements outstanding to purchase or otherwise acquire (whether directly or indirectly) any of ADS’s authorized but unissued ADS securities, or security or ownership interests, or any securities of ADS convertible into or exchangeable for any ADS securities or obligating ADS to grant, issue, extend, or enter into any such option, warrant, convertible security or other security, call, commitment, conversion privilege, preemptive right, right of first refusal, right of first offer or other right or agreement to obtain any ADS securities, and there is no liability for dividends accrued but unpaid.

(b)

All of the issued and outstanding ADS Shares have been duly authorized and validly issued and are fully paid and non-assessable and free of preemptive rights and Encumbrances.

2.1.7

Financial Statements

(a)

The Company by the Closing Date will have provided to Buyer true, complete and correct copies of (i) unaudited balance sheets and statement of operations for the fiscal years ended December 31, 2005 and December 31, 2006 and (ii) unaudited balance sheets and statement of operations for the Company for the first quarter ending March 31, 2007 and the months ending April 30, 2007 and May 31, 2007 (collectively, the "Financial Statements"). The Financial Statements have been prepared on the accrual basis and otherwise in conformity with U.S. generally accepted accounting principles (“GAAP”), applied on a consistent basis with prior periods, and present fairly in all material respects the assets, liabilities, financial position and results of operations of the Company.

(b)

The Company shall provide to Buyer true and correct copies of unaudited interim balance sheets and statement of operations for each month beginning with the statement for the months ending April 30, 2007 and May 31, 2007, and through the month preceding the Closing (collectively, the "Interim Statements"). The Interim Statements shall be prepared on the accrual basis and otherwise in conformity with GAAP (except for required and normal year-end adjustments) and present fairly in all material respects the assets, liabilities, financial position and results of operations of the Company as of the respective dates and for the respective periods covered thereby.

2.1.8

Absence of Certain Changes. Except as set forth on Section 2.1.8. of the ADS Disclosure Schedule, since June 1, 2007, ADS has not:

(a)

suffered any adverse change in its business, operations, assets, or condition (financial or otherwise), except as reflected on the ADS Financial Statements;

(b)

suffered any material damage or destruction to or loss of the property or assets of ADS, whether or not covered by insurance, which property or assets are material to the operations or business of ADS taken as a whole;

(c)

settled, forgiven, compromised, canceled, released, waived or permitted to lapse any material rights or claims, other than in the ordinary course of business;

(d)

entered into or terminated any material agreement, commitment or transaction, or agreed to or made any changes in material leases or agreements, other than renewals or extensions thereof and leases, agreements, transactions and commitments entered into or terminated in the ordinary course of business;

(e)

written up, written down or written off the book value of any material amount of assets, other than in the ordinary course of business;

(f)

declared, paid or set aside for payment any dividend or distribution with respect to the ADS Shares;

(g)

redeemed, purchased or otherwise acquired, or sold, granted or otherwise disposed of, directly or indirectly, any shares of ADS Shares or securities or any rights to acquire such capital stock or securities, or agreed to changes in the terms and conditions of any such rights outstanding as of the date of this Agreement;

(h)

increased the compensation of or paid any bonuses to any employees or contributed to any employee benefit plan or pension scheme, other than in the ordinary course of business and consistent with established policies, practices or requirements;

(i)

entered into any employment, consulting or compensation agreement with any person or group;

(j)

entered into any collective bargaining agreement or trade union recognition agreement with any person or group;

(k)

entered into, adopted or amended any employee benefit plan or share option scheme or agreement;

(l)

other than in the ordinary course of business and consistent with past practices, incurred, created or assumed (1) any Encumbrance on any of the Company’s assets, (2) any Liability (defined as debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or not matured, determined or determinable, known or unknown, including those arising under any law, action or governmental order and those arising under any written or oral contract, agreement, arrangement, undertaking, indenture, lease, deed, mortgage, license, option, instrument, note or other commitment to which Company is a party or otherwise bound) for borrowed, factored or financed money, or (3) any Liability as a guarantor or surety with respect to the obligations of others;

(m)

licensed, lapsed, transferred or granted any right or interest under any ADS Intellectual Property Rights (as defined below);

(n)

materially changed its accounting methods or practices (including any change in depreciation or amortization policies or rates) or materially revaluated any of its properties or assets;

(o)

commenced or received notice or threat of commencement of any civil litigation or any governmental proceeding against or investigation of the Company, which if resolved unfavorably would have an adverse effect on the Company or its business; or

(p)

entered into any agreement to do any of the foregoing.

2.1.9

No Material Undisclosed Liabilities. Except as set forth on the ADS Disclosure Schedule, there are no Liabilities of ADS of any nature, whether absolute, accrued, whether due or to become due, contingent, or otherwise, other than Liabilities:

(a)

reflected in the ADS Financial Statements;

(b)

incurred in the ordinary course of business and not required under GAAP to be reflected in the ADS Financial Statements;

(c)

incurred since March 31, 2007, in the ordinary course of business; or

(d)

incurred in connection with this Agreement.

2.1.10

Tax Returns: Taxes. Through the year ended December 31, 2005, ADS (a) has duly and timely filed all U.S. federal and state, county, local and foreign tax returns and reports required to be filed by it, including those with respect to income, payroll, property, withholding, social security, unemployment, franchise, excise and sales taxes and all such returns and reports are correct in all material respects; (b) has either paid in full all taxes (defined to include all taxes of any kind or nature, including but not limited to federal, state, local and foreign income taxes, withholding taxes, branch profit taxes, gross receipts taxes, franchise taxes, sales and use taxes, business and occupation taxes, property taxes, VAT, custom duties or imposts, stamp taxes, excise taxes, payroll taxes, intangible taxes and capital taxes and any penalties or interest thereon) that have become due as reflected on any return or report and any interest and penalties with respect thereto or has fully accrued on its books or has established adequate reserves for all taxes payable but not yet due; and (c) has made required cash deposits with appropriate governmental authorities or agencies representing estimated payments of taxes, including income taxes and employee withholding tax obligations. No extension or waiver of any statute of limitations or time within which to file any return has been granted to or requested by ADS with respect to any taxes. No unsatisfied deficiency, delinquency or default for any tax, assessment or governmental charge has been claimed, proposed or assessed against ADS, nor has ADS received notice of any such deficiency, delinquency or default. There are no tax liens (whether imposed by any federal, state, local, foreign or other taxing authority) outstanding against the Company or any of its assets (other than liens for taxes not yet due and owing). ADS has no material tax liabilities, other than those provided for in the ADS Financial Statements and arising in the ordinary course of business since June 1, 2007.

2.1.11

Material Contracts. ADS has furnished or made available to Buyer accurate and complete copies of the ADS Material Contracts applicable to ADS. Except as set forth on Section 2.1.11 of the ADS Disclosure Schedule, there is not under any of the ADS Material Contracts any existing breach, default or event of default by ADS nor event that with notice or lapse of time or both would constitute a breach, default or event of default by ADS, nor does ADS know of, and ADS has not received notice of, or made a claim with respect to, any breach or default by any other party thereto. Each ADS Material Contract is in full force and effect, can be continued between Buyer and Company’s contractual partners on the same terms and conditions as currently apply, and no other party to any such ADS Material Contract is in default thereunder. As used herein, the term "ADS Material Contracts" shall mean all (i) employee benefit plans, or arrangements or understandings with, or for the benefit of the employees of ADS; (ii) insurance policies; and (iii) any written or oral contract, agreement, arrangement, undertaking, indenture, lease, deed, mortgage, license, option, instrument, note or other commitment to which Company is a party or otherwise bound which, individually or in the aggregate, are material to ADS’s business, properties, condition (whether financial or otherwise), operations, affairs, prospects or assets.

2.1.12

Litigation and Government Claims. There is no pending suit, claim, action or litigation, or administrative, arbitration or other proceeding or governmental investigation or inquiry against ADS to which its businesses or assets is subject, and to the best knowledge of ADS and the Shareholder, there are no such suits, claims, actions or proceedings threatened or contemplated. ADS is not subject to any judgment, decree, injunction, rule or order of any court, governmental authority or agency, or, to the best knowledge of ADS and the Shareholder, any governmental restriction applicable to ADS that is reasonably likely to cause a material limitation on Buyer’s ability to own and operate the business of ADS (as it is currently operated) after the Closing. There is no basis for any person to assert a claim against ADS or the Shareholder based upon: (a) ADS’s or the Shareholder’s entering into this Agreement or any Ancillary Agreement or consummating the Sale or any of the transactions contemplated by this Agreement or any Ancillary Agreement or (b) a claim of ownership of any of the ADS Shares.

2.1.13

Compliance With Laws. ADS has all Applicable Legal Requirements (defined as collectively, all foreign, federal, provincial, state, local or other laws, statutes, constitutions, resolutions, ordinances, codes, edicts, decrees, orders, writs, injunctions, awards, judgments, rules, regulations, rulings or requirements issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity that is applicable to the subject entity and its properties, assets and business) to carry on its business as it is now being conducted, to own or hold under lease the properties and assets it owns or holds under lease and to perform all of its obligations under the ADS Material Contracts to which it is a party. ADS has been and is, to the best knowledge of ADS and the Shareholder, in compliance with all applicable laws, regulations and administrative orders of any country, state or municipality or of any subdivision of any thereof to which its business, ownership of assets and its employment of labor or its use or occupancy of properties or any part thereof are subject. Section 2.1.13 of the Disclosure Schedule sets forth all licenses and Governmental Permits (defined as all permits, licenses and approvals from, and all filings with, any Governmental Entities and quasi-Governmental Entities that are necessary for Company to conduct the Business without any violation of any Applicable Legal Requirements) that are necessary and/or legally required to be held by the Shareholder, the Company, its employees and its independent contractors in order to conduct the Business and all the Shareholder, the Company, its employees and its independent contractors hold all valid licenses and other Governmental Permits that are necessary and/or legally required to be held by them to conduct the Business. The Company has complied with all Applicable Legal Requirements, rules, regulations and orders applicable to it relating to employment, including those relating to wages, hours, collective bargaining, occupational health and safety, criminal, workers’ hazardous materials, employment standards, pay equity and workers’ compensation. There are no outstanding charges or complaints against the Company relating to unfair labor practices or discrimination or under any legislation relating to its employees.

2.1.14

Pension and Profit Sharing Plans. Except as listed on Section 2.1.14 of the ADS Disclosure Schedule, ADS does not currently have in effect any employee benefit plans (defined to include all pension, retirement, profit sharing, deferred compensation agreements, severance benefits, workers’ benefits, vacation benefits, disability benefits, death benefits, medical benefits, life insurance, retirement or pension benefits, stock, stock options, phantom stock, stock appreciation, bonus or other incentive plans or other employee benefit plans or arrangements maintained by Company for the employees of Company, as well as any undertaking or arrangement under which Company has any material obligations (other than obligations to make current wage or salary payments) in respect of, or that otherwise cover, any of the current or former officers, directors, employees or consultants of Company, or their beneficiaries). No such employee benefit plan is subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 412 of the Code. All contributions to and payments from the Employee Benefit Plans that may have been required to be made in accordance with the Employee Benefit Plans have been made or are properly accrued and reflected on the balance sheets or the books and records of Company. With respect to each Employee Benefit Plan that purports to be a qualified plan under Section 401(a) of the Code and exempt from federal income tax under Section 501(a) of the Code (each a "Qualified Plan"), a determination letter (and opinion or notification letter, if applicable) has been received from the IRS that such plan is qualified under Section 401(a) of the Code and exempt from federal income tax under Section 501(a) of the Code. Each Qualified Plan now meets, and since its inception has met, the requirements for qualification under Section 401(a) of the Code. No Qualified Plan has been amended since the date of the most recent such letter. Each employee benefit plan has at all times been in compliance with ERISA and other applicable law. Neither Company, nor any fiduciary of any Qualified Plan, nor any agent of any of the foregoing, has done anything that would adversely affect the qualified status of a Qualified Plan or the qualified status of any related trust.

2.1.15

Employee Benefit Agreements. Section 2.1.15 of the ADS Disclosure Schedule sets forth a complete and accurate list of all material employee agreements and arrangements to which ADS is a party, including without limitation (i) all severance, employment, consulting or similar contracts, (ii) all material agreements and contracts with "change of control" provisions or similar provisions and (iii) all indemnification agreements or arrangements with directors or officers not included in its organizational documents or provided by law.

2.1.16

Intellectual Property. Section 2.1.16 of the ADS Disclosure Schedule contains a true and complete list of all copyrights, trademarks, service marks, trade names, patents, business names, domain names and other similar intangible property rights and interests (hereinafter sometimes individually and collectively referred to as the "Intellectual Property Rights") applied for, issued to or owned by the Company, under which the Company is licensed or franchised, or used in the conduct of the Company's business, all of which are valid and in good standing and uncontested, except as disclosed on Part 2.1.16(a) of the Disclosure Schedule. The Company has full title and ownership of, or is duly licensed under or otherwise authorized to use, all such Intellectual Property Rights as required to carry on its business. The Company has delivered to Buyer copies of all documents establishing the Intellectual Property Rights. Except as disclosed on Part 2.1.16(a) of the Disclosure Schedule, the Company is not infringing upon or otherwise acting adversely to any Intellectual Property Right owned by any person or persons, and there is no such claim or action pending, or to the best knowledge of the Company and the Shareholder threatened with respect thereto. The Company and the Shareholder have no knowledge that any Person is infringing on or that any conflict exists with respect to any Intellectual Property Right of the Company. The Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Intellectual Property Rights or any other property or rights.

(b)

 The Company has taken all reasonable security measures to protect the secrecy, confidentiality, and value of its Trade Secrets, ("Trade Secrets" is defined to include all ADS files, records, contracts and agreements, documents, customer information, client lists, financial information, sales and marketing plans and forecasts, business relationships, business strategies, technical know how, processes, techniques, procedures, unique expertise, licenses, processes, algorithms, formulae, designs, methods, trade secrets, inventions, proprietary or technical information, Design Documentation and data covering or embodied in any software or other assets owned by the Company or used in the conduct of its business) and any other persons who have knowledge of or access to information relating to the Trade Secrets have been put on notice and, if appropriate, have entered into agreements that the Trade Secrets are proprietary to the Company and are not to be divulged or misused. All of the Trade Secrets are presently valid and protectable, are not part of the public domain, and have not been used, divulged, or appropriated for the benefit of any persons other than the Company or to the detriment of the Company. The Company and the Shareholder have no knowledge that any person is infringing on any Trade Secret of the Company.

(c)

Part 2.1.16(c) of the Disclosure Schedule contains a complete and accurate list of all software developed by the Company (the "Software"). The Company is in actual and sole possession of the complete source code of the Software and all design documentation. Except as set forth in Part 2.1.16(c) of the Disclosure Schedule there are no defects in any Software, and there are no errors in any design documentation, which defects or errors would in any material respect affect the use of any Software or the functioning of any Software in accordance with the specifications for the Software published by the Company or its customers, the Software has all the features described in the design documentation for that Software and materials made available to the Company's customers, and the Software does not contain any "back door," "time bomb," "Trojan horse," "worm," "drop dead device," "virus" (as these terms are commonly used in the computer software industry), or other software routines or hardware components designed to permit unauthorized access, to disable or erase software, hardware, or data, or to perform any other similar type of functions. The Company has delivered to Buyer complete and accurate records of the Company with respect to Software fixes (including fixes currently in progress), problem lists, maintenance of the Software, and customer complaints, and all warranty claims (including any pending claims) related to the Software are described in Part 2.6(c) of the Disclosure Schedule. Except as set forth in Part 2.6(c) of the Disclosure Schedule, the Company has made no representations and warranties with respect to the Software.

2.1.17

Title to Properties and Related Matters. ADS has good, marketable and valid title to or valid license or leasehold interests in its properties and assets (other than personal properties sold or otherwise disposed of in the ordinary course of business), and all of such properties and all assets purchased by ADS are free and clear of any Encumbrance, except for:

(a)

liens for taxes, assessments or other governmental charges not yet due and payable or the validity of which are being contested in good faith by appropriate proceedings;

(b)

statutory liens incurred in the ordinary course of business that are not yet due and payable or the validity of which is being contested in good faith by appropriate proceedings;

(c)

landlord liens contained in leases entered into in the ordinary course of business; and

(d)

other liens, claims or encumbrances that, in the aggregate, do not materially subtract from the value of, or materially interfere with, the present use of any real property owned or used by ADS. All of the above liens are listed on Section 2.1.17 of the Disclosure Schedule.

All properties and assets material to the present operations of ADS are owned or leased by ADS in the manner and to the extent required by applicable law. ADS does not own any real property.

2.1.18

Brokers. Except as set forth in Part 2.1.18 of the Disclosure Schedule, the Company, the Shareholder and its agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and the Ancillary Agreements.

2.1.19

No Fraudulent Transfer; Solvency. Company is not entering into this Agreement or any of the Ancillary Agreements, or the transactions contemplated hereby and thereby, with the intent to defraud, delay or hinder any of its present or future creditors, and the transfers contemplated hereby and thereby shall not have such effect. Company’s managers have determined that the Sale Price (including the Buyer’s assumption of any assumed Liabilities) represents fair and reasonably equivalent consideration for the ADS Shares and title to this Agreement to be transferred to Buyer at the Closing under this Agreement. The sale and transfer of the ADS Shares to Buyer as contemplated by this Agreement and the Ancillary Agreements is made in exchange for fair and reasonably equivalent consideration. Company is currently solvent (defined, with respect to any person on a particular date, that on such date: (i) the fair value of the assets of such person is greater than the total amount of liabilities, including contingent liabilities, of such person; (ii) the total present fair saleable value of the assets of such person on a going concern basis is not less than the amount that shall be required to pay the liabilities (including contingent liabilities) of such person as they become absolute and matured; and (iii) such person is generally paying such person’s debts (other than those subject to bona fide disputes) as they become due and payable). After the Closing, (i) Company shall be solvent and shall be capable of paying its debts as they become due and (ii) Company shall not be in any business nor enter into any business for which its remaining capital shall be unreasonably small. Neither Company nor any of its assets or properties is subject to, or the subject of, any insolvency or bankruptcy proceeding (including (i) the filing, with respect to such person, of a voluntary or involuntary petition for relief under the U.S. Bankruptcy Code; (ii) such person or any of its assets otherwise becoming the subject of an Insolvency Proceeding; (iii) the formal or informal, voluntary or involuntary, dissolution, liquidation or winding up of such person, or any efforts to initiate or carry out such dissolution, liquidation or winding up; (iv) the appointment of (or efforts or attempts to appoint) a receiver, liquidator, sequestrator, trustee, custodian or other similar officer with respect to such person or any part of its assets or properties; (v) any composition of the indebtedness of such person or any general or special assignment for the benefit of such person’s creditors; and (vi) such person’s ceasing to conduct business for any reason other than such person’s being merged or consolidated with another entity and other than, with regard to Company, following consummation of the transactions contemplated hereby). Company has not initiated, taken or attempted to initiate or take, or been the subject of, any insolvency action or proceeding, and no assets or properties of Company are subject to any insolvency action or proceeding. No writ of attachment, execution or similar process has been ordered, executed or filed against Company, or any of its assets or properties. To Company’s knowledge, no creditor of Company has threatened to file an involuntary petition for relief under the United States Bankruptcy Code, as amended, or to institute any other insolvency action or proceeding against Company.

2.1.20

Environmental Matters. Company is in compliance with all applicable Environmental Laws (as defined below), which compliance includes the possession by Company of all permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions of this Agreement. Company has not received any written notice or other communication (in writing or otherwise), whether from a governmental authority or agency, citizens-group, employee or otherwise, that alleges that Company is not in compliance with any Environmental Law, and, to the best of Company’s and the Shareholder’s knowledge, there are no circumstances that may prevent or interfere with the compliance by Company with any current Environmental Law in the future. For purposes of this Section 2.1.20: (i) “Environmental Law” means any foreign, federal, state or local statute, law, regulation or other legal requirement relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any statute, law, regulation or other legal requirement relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern; and (ii) “Materials of Environmental Concern” include chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other substance that is currently regulated by an Environmental Law.

2.1.21

Truth of Statements; Disclosure. This Agreement, the Exhibits and Schedules to this Agreement, and the Disclosure Schedule (when read together) do not contain any untrue statement of a material fact and do not omit to state a material fact necessary to make the statements therein or herein not misleading in light of the circumstances under which they were made.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to the ADS Shareholder that, except as otherwise set forth in the Buyer Disclosure Schedule (herein so called) attached hereto:

3.1

Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Except as set forth in Section 3.1 of the Buyer Disclosure Schedule, Buyer has no subsidiaries and no equity, profit sharing, participation or other ownership interest (including any general partnership interest, limited partnership interest or membership interest) in any corporation, partnership, limited partnership, limited liability company or other entity.

3.2

Foreign Qualification. Buyer is duly qualified or licensed to do business and is in good standing as a foreign corporation in the jurisdictions in which the nature of the business conducted or property owned by it requires Buyer to be qualified or licensed to do business as a foreign corporation.

3.3

Corporate Power and Authority. Buyer has the corporate power and authority and all material licenses and permits to own, lease and operate its properties and assets and to carry on its business as currently being conducted. Buyer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the Sale. The execution, delivery and performance by Buyer of this Agreement has been duly authorized by all necessary corporate action.

3.4

Binding Effect. This Agreement has been duly executed and delivered by Buyer and is the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except that:

(a)

enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

(b)

the availability of equitable remedies may be limited by equitable principles of general applicability; and

(c)

rights to indemnification may be limited by considerations of public policy.

3.5

Brokers. Buyer has not incurred any liability for brokerage fees, finders fees, agents commission or other similar forms of compensation in connection with this Agreement or any transaction contemplated hereby.

ARTICLE 4.

CERTAIN COVENANTS AND AGREEMENTS

4.1

Conduct of Business by ADS From the date hereof to the Closing Date, ADS will, except as required in connection with the Sale and except as otherwise disclosed on the ADS Disclosure Schedule or consented to in advance and in writing by Buyer, which consent may be withheld in Buyer’s sole discretion:

(a)

carry on its business in the ordinary and regular course in substantially the same manner as heretofore conducted and not engage in any new line of business or enter into any material agreement, transaction or activity or make any material commitment except those in the ordinary and regular course of business and not otherwise prohibited under this Section 4.1;

(b)

neither change nor amend its Certificate of Formation or By-Laws;

(c)

 not issue or sell or register the transfer of shares of securities or capital stock of ADS or issue, sell or grant options, warrants or rights to purchase or subscribe to, or enter into any arrangement or contract with respect to the issuance or sale of any of the securities of ADS or rights or obligations convertible into or exchangeable for any securities of ADS and not alter the terms of any presently outstanding warrants or options or make any changes (by split-up, combination, reorganization or otherwise) in the capital structure of ADS;

(d)

not declare, pay or set aside for payment any dividend or other distribution in respect of the capital stock or other securities of ADS and not redeem, purchase or otherwise acquire any shares of the capital stock or other securities of ADS or rights or obligations convertible into or exchangeable for any shares of the capital stock or other securities of ADS or obligations convertible into such, or any options, warrants or other rights to purchase or subscribe to any of the foregoing;

(e)

not acquire or enter into any agreement to acquire, by merger, consolidation or purchase of securities or assets, any business or entity or any material part of the same;

(f)

use its best efforts to preserve intact the corporate existence, goodwill and business organization of ADS, to keep the officers and employees of ADS available to Buyer and to preserve the relationships of ADS with its vendors, suppliers, customers and others having business relations with any of them;

(g)

not (i) create, incur or assume any debt or create, incur or assume any short-term debt for borrowed money, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, other than endorsements of negotiable instruments in the ordinary course of business, (iii) make any loans or advances to any other person, (iv) make any capital contributions to, or investments in, any person, or (v) change accounting methods;

(h)

not (i) enter into, modify or extend in any manner the terms of any employment, severance or similar agreements with officers and directors, (ii) grant any increase in the compensation of officers or directors, whether now or hereafter payable or (iii) grant any increase in the compensation of any other employees except for compensation increases in the ordinary course of business and consistent with past practice (it being understood by the parties hereto that for the purposes of (ii) and (iii) above increases in compensation shall include any increase pursuant to any option, bonus, stock purchase, pension, profit-sharing, deferred compensation, retirement or other plan, arrangement, contract or commitment);

(i)

not make or incur (other than in the ordinary course of business) any individual capital expenditure in excess of $2,000 without the prior approval of Buyer (as used herein, "capital expenditure" shall mean all payments in respect of the cost of any fixed asset or improvement or replacement, substitution or addition thereto that has a useful life of more than one year, including those costs arising in connection with the acquisition of such assets by way of increased product or service charges or offset items or in connection with capital leases);

(j)

perform all of its material obligations under all ADS Material Contracts (except those being contested in good faith) and not enter into, assume or amend any contract or commitment that would be a ADS Material Contract other than contracts to provide services entered into in the ordinary course of business or license any Intellectual Property Right; and

(k)

prepare and file all returns for taxes and other tax reports, filings and amendments thereto required to be filed by it, and allow Buyer, at its request, to review all such returns, reports, filings and amendments at ADS’ offices prior to the filing thereof, which review shall not interfere with the timely filing of such returns.

4.2

Advice of Changes. ADS will promptly advise Buyer in writing (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of ADS or the Shareholder contained in this Agreement, if made on or as of the date of such event or at the Closing untrue or inaccurate in any material respect and (b) of any material adverse change in ADS's business, prospects, results of operations or financial condition. To ensure compliance with this Section 4.2, ADS shall deliver to Buyer within fifteen (15) days after the end of each monthly accounting period ending after the date of this Agreement and before the Closing Date, an unaudited balance sheet and income statement, which financial statements shall be prepared in the ordinary course of business, in accordance with ADS's books and records and GAAP and shall fairly and accurately present the financial position of ADS as of their respective dates and the results of ADS's operations for the periods then ended.

4.3

Shareholder Covenants. From the date hereof to the Closing Date, the Shareholder covenants and agrees that, except as required in connection with the Sale and except as otherwise disclosed in the ADS Disclosure Schedule or consented to in writing by Buyer, such Shareholder will not sell, assign, pledge, encumber, or otherwise transfer, or grant any other rights in or option to acquire, any of such Shareholder’s Stock or agree to do any of the foregoing.

4.4

Notice of any Material Change. Each party shall, promptly after the first notice or occurrence thereof but not later than the Closing Date, advise the other parties in writing of any event or the existence of any state of facts that (i) would make any of his, her or its representations and warranties in this Agreement untrue in any material respect, or (ii) would constitute a breach of any provisions of this Article 4.

4.5

Reasonable Efforts; Further Assurances; Cooperation. Subject to the other provisions of this Agreement, the parties hereto shall use all reasonable efforts and will execute and deliver such documents necessary to perform their obligations herein and to take, or cause to be taken, or do, or cause to be done, all things reasonably necessary, proper or advisable under applicable law to obtain all regulatory approvals and Required Consents and to satisfy all conditions to the obligations of the parties under this Agreement and to cause the Sale and the other transactions contemplated herein to be carried out promptly in accordance with the terms hereof and shall cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken as a part of their respective obligations under this Agreement, including without limitation:

(a)

Each of ADS and the Shareholder shall promptly take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to obtain any required approval of any federal, state or local governmental agency or regulatory body with jurisdiction over the transactions contemplated by this Agreement.

(b)

In the event any claim, action, suit, investigation or other proceeding by any governmental body or other person is commenced that questions the validity or legality of the Sale or any of the other transactions contemplated hereby or seeks damages in connection therewith, the parties agree to cooperate and use all reasonable efforts to defend against such claim, action, suit, investigation or other proceeding and, if an injunction or other order is issued in any such action, suit or other proceeding, to use all reasonable efforts to have such injunction or other order lifted, and to cooperate reasonably regarding any other impediment to the consummation of the transactions contemplated by this Agreement.

4.6

Litigation. ADS will notify Buyer in writing promptly after learning of any material actions, suits, proceedings or investigations by or before any court, board or governmental agency, initiated by or against it, or known by it to be threatened against it.

4.7

Access to Information. Until the Closing Date, ADS will allow Buyer and its agents reasonable access the files, books, records and offices of ADS, including, without limitation, any and all information relating to ADS's taxes, commitments, contracts, leases, licenses, and real, personal and intangible property and financial condition. ADS will cause its accountants to cooperate with Buyer and its agents in making available all financial information reasonably requested, including without limitation the right to examine all working papers pertaining to all financial statements prepared or audited by such accountants.

4.8

Consents. ADS and the Shareholder shall use their best efforts to obtain any consents required to effect the Sale, including but not limited to the Required Consents.

4.9

Covenant Not to Compete. Subject to the following provisions of this Section 4.9, as a material inducement and consideration for Buyer to enter into this Agreement, for a period of three years from and after the date of the Closing (the “Restricted Period”), the Shareholder and Mitchell Segal and any business entity owned or controlled, directly or indirectly, by Mitchell Segal, will not, within the Restricted Area (as defined below) carry on any business, or own (in whole or in part), operate, advise, assist or lend funds to or invest funds in, any person, firm, partnership, business, corporation or other entity in any manner that would aid or assist any person, firm, partnership, business, corporation or other entity to compete, in any material respect, with the Business or any substantially similar business (the “Restricted Business”). As used herein, the term “Restricted Area” means any other geographic area within which the Company or its affiliates, directly or indirectly carries on or engages in business. During the Restricted Period, the Shareholder further agrees not to interfere with, disrupt or attempt to disrupt the relationship between Buyer and any third party, including without limitation any customer, supplier or employee of Buyer, with respect to the Restricted Business. In the event of a breach of any of the covenants set forth in this section, Buyer will be entitled to an injunction against the Shareholder restraining such breach in addition to any other remedies provided by law or equity. In the event that any covenant in this section is held to be invalid, illegal or unenforceable by any court of competent jurisdiction or any other governmental entity or agency, it is agreed and understood that, to the extent possible, such covenant will not be voided but rather will be construed to impose limitations upon the Shareholder’s activities no greater than allowable under then applicable law.

4.10

Confidentiality. The parties acknowledge that each has disclosed to the other information concerning their respective products, services, technology, research, customers, finances and business that the disclosing party considers confidential. Each of the parties is referred to herein as the “Discloser” with respect to any Confidential Information disclosed by such party to the other party, and as “Receiver” with respect to any Confidential Information received by such party from the other party. “Confidential Information” means any and all proprietary information owned or controlled by Discloser that is disclosed to Receiver or that may be observed or otherwise learned by Receiver, regardless of the form of manifestation thereof, and that relates to the technical, manufacturing, marketing, sales, financial operations, products or services of Discloser. Each party agrees that, in its capacity as Receiver, it will (i) use Confidential Information only for the purpose of the transactions contemplated under this Agreement, (ii) retain any and all Confidential Information in confidence, applying that standard of care that it applies to the protection of its own confidential information or that which is customary in the industry, whichever standard is higher, (iii) not disclose any or all Confidential Information to anyone except employees, agents or representatives of Receiver on a strict and legitimate “need to know” basis, and (iv) not disassemble, reverse engineer, copy, analyze or evaluate in any way, in whole or in part, at any time for any purpose, any or all aspects of Discloser’s Confidential Information other than for the strict purposes contemplated by this letter agreement. Confidential Information shall not include information disclosed to Receiver that (i) was in the public domain at the time it was disclosed to Receiver, (ii) was known to Receiver at the time of disclosure, as evidenced by written documentation bearing a date prior to the date of such disclosure, (iii) is developed by Receiver independently and without use of any Confidential Information of Discloser, (iv) is duly disclosed to Receiver by a third party under no duty to not disclose, with no restrictions placed on the disclosure thereof, (v) subsequently becomes generally available to the public by parties other than Receiver, through no fault of Receiver, or (vi) a court of competent jurisdiction orders the disclosure thereof. Except for the specific and express right to use Confidential Information for the purpose outlined above, no right, title, interest or license is granted by Discloser to Receiver with respect to Confidential Information, or under any patent, patent application, trademark, copyright, trade secret or otherwise. Any and all rights not explicitly granted in and to Confidential Information are expressly reserved by and to Discloser. Upon request by Discloser or upon termination of the arrangement contemplated by this Agreement, Receiver shall promptly return to Discloser, or if requested by Discloser, destroy all tangible material and copies therefore that disclose or relate to any Confidential Information and provide Discloser with written confirmation by an officer of Receiver of completion of this process.

ARTICLE 5 .

CONDITIONS PRECEDENT TO OBLIGATIONS

OF THE SHAREHOLDER

Except as may be waived by the ADS Shareholder as to such ADS Shareholder only, the obligations of the ADS Shareholder to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or before the Closing Date of each of the following conditions:

5.1

Compliance. Buyer shall have, or shall have caused to be, satisfied or complied with and performed in all material respects all terms, covenants and conditions of this Agreement to be complied with or performed by Buyer on or before the Closing Date.

5.2

Representations and Warranties. All of the representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement; provided, however, that notwithstanding anything herein to the contrary, this Section 5.2 shall be deemed to have been satisfied even if such representations or warranties are not true and correct, unless the failure of any of the representations or warranties to be so true and correct would have or would be reasonably likely to have a material adverse effect on the business, financial condition or prospects of Buyer (an “Buyer Material Adverse Change”).

5.3

Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to the ADS Shareholder and the ADS Shareholder shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

ARTICLE 6.

CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

Except as may be waived by Buyer, in writing, the obligations of Buyer to consummate the Sale shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

6.1

Compliance. ADS and the ADS Shareholder shall have used their best efforts, or shall have caused to be, satisfied or complied with and performed in all material respects all terms, covenants, and conditions of this Agreement to be complied with or performed by him, her or it on or before the Closing Date.

6.2

Representations and Warranties. All of the representations and warranties made by ADS and the ADS Shareholder in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement; provided, however, that notwithstanding anything herein to the contrary, this Section 6.2 shall be deemed to have been satisfied even if such representations or warranties are not true and correct, unless the failure of any of the representations or warranties to be so true and correct would have or would be reasonably likely to have a material adverse effect on the business, financial condition or prospects of ADS (an “ADS Material Adverse Change”).

6.3

Material Adverse Changes. Except as set forth in this Agreement or on the schedules hereto, there shall not have occurred an ADS Material Adverse Change.

6.4

ADS Officer’s and Secretary’s Certificate. ADS shall have delivered to Buyer Certificates of the President of ADS, dated the Closing Date, certifying that the conditions specified in Sections 6.1, 6.2 and 6.3 have been satisfied and of the Secretary of ADS, dated the Closing Date, certifying that the transactions contemplated under this Agreement have been approved by its board and shareholders.

6.5

ADS Share Certificates. The Shareholder shall have delivered to Buyer one or more certificates representing the shares of ADS Shares to be sold Buyer. Notwithstanding this provision, the ADS Shares shall be deemed to have been purchased in accordance with this Agreement, whether or not such certificate(s) have been delivered as required by this Section 6.5.

6.6

Sale by the ADS Shareholder. The ADS Shareholder shall have exchanged one hundred percent (100%) of its ADS Shares for the consideration paid by Buyer pursuant to the Sale.

6.7

Shareholder’s Officer’s Certificate. The Shareholder shall have delivered to Buyer a Certificate of the Secretary of Shareholder, dated the Closing Date, certifying that the transactions contemplated under this Agreement have been approved by its board and shareholders and that all required SEC disclosures and notices have been made.

6.8

Proceedings and Documents. This Agreement, each of the Ancillary Agreements, the Sale and all other transactions contemplated hereby or thereby shall have been duly and validly approved and adopted by Company and its Shareholder in accordance with Applicable Legal Requirements and Company’s Certificate of Formation and By-Laws. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to Buyer and its counsel, and Buyer and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

6.9

No Claim Regarding Assets or Sale There must not have been made or threatened (orally or in writing) by any Person any claim asserting that such Person (a) has the right to acquire or obtain any interest in the Shares, or (b) is entitled to all or any portion of the Purchase Price payable for the Shares.

6.10

No Prohibition Neither the consummation nor the performance of any of the contemplated transactions by the Company will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Buyer or any Person affiliated with Buyer to suffer any material adverse consequence under, (i) any applicable Legal Requirement or Order, or (ii) any Legal Requirement or Order that has been published, introduced, or otherwise formally proposed by or before any Governmental Body.

6.11

Disclosure Schedule. Buyer's receipt and review and acceptance of the Disclosure Schedule and the materials disclosed therein to Buyer's satisfaction within 10 business days of the date hereof.

6.12

Due Diligence. Buyer's satisfactory completion of its "due diligence" investigation relating to the Company's business and assets.

6.13

Closing Consents. Company shall have received all Required Consents listed on Section 2.1.5 of the Disclosure Schedule (the “Closing Consents”), and all required consents, authorizations or approvals from any governmental entity or agency including but not limited to the Texas Department of Banking, in form and substance reasonably satisfactory to Buyer, and no such consent, authorization or approval shall have been revoked.

6.14

Company Closing Deliverables. Company shall have delivered to Buyer the documents and items to be delivered to Buyer as provided in Section 2.4(b).

6.15

Shareholder Release. Buyer shall have received from Shareholder and from Mitchell Segal a Release of Claims against the Company, in the form attached to this Agreement as Exhibits A-1 and A-2.

6.16

Legal Opinion. Company and the Shareholder shall have delivered to Buyer the Legal Opinion(s), in the form attached to this Agreement as Exhibits B-1 and B-2.

ARTICLE 7.

MISCELLANEOUS

7.1

Termination. Subject to Section 7.3, this Agreement and the transactions contemplated hereby and the provisions herein may be terminated at any time on or before the Closing Date:

(a)

by mutual consent of ADS, the Shareholder and Buyer;

(b)

by Buyer or ADS if the Sale has not been or is incapable of being consummated by September 1, 2007, as extended (the "Termination Date"), unless such failure of consummation is due to the failure of the terminating party to perform or observe the covenants, agreements, and conditions hereof to be performed or observed by him, her or it at or before the Closing Date; provided, that the non-breaching party's cause of action resulting from such failure to perform or to observe the covenants, agreements and conditions hereof shall not be terminated;

(c)

by Buyer if (i) ADS and/or the Shareholder are in material breach of any representation, warranty, covenant or agreement contained in this Agreement, and such breaching party fails to cure such material breach within ten (10) days after written notice of such material breach from the non-breaching party; (ii) any of the conditions precedent to Buyer’s obligations have not been fulfilled or waived at and as of the Closing; or (iii) the transactions contemplated hereby violate any non-appealable final order, decree, or judgment of any court or governmental body or agency having competent jurisdiction; or

(d)

by Buyer if the Texas Department of Banking or any other governmental authority or agency fails to approve or otherwise prevents the Sale and the transactions contemplated by this Agreement.

(e)

Continuing Obligations. Following any termination of this Agreement pursuant to this Section 7.1, the parties to this Agreement will continue to be liable for breaches of this Agreement and any representation, warranty or covenant set forth herein prior to such termination and will continue to perform their respective, continuing obligations under this Agreement. Except for the continuing obligations set forth in the preceding sentence, the parties to this Agreement will be without any further obligation or liability upon any party in favor of the other party. However, nothing in this Section 7.1(e) will limit the obligations of ADS and the Shareholder to use best efforts to cause the Sale to be consummated.

7.2

Entire Agreement. This Agreement, including the schedules and exhibits hereto, contain the complete agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect to such transactions. Section and other headings are for reference purposes only and shall not affect the interpretation or construction of this Agreement. The parties hereto have not made any representation or warranty except as expressly set forth in this Agreement or in any certificate or schedule delivered pursuant hereto. The disclosure schedules hereto shall be read as a whole and information on any particular section thereto shall be deemed to be responsive to other appropriate sections of the same disclosure schedule. The obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this section.

7.3

Indemnification; Remedies.

7.3.1

 Survival. All representations and warranties in this Agreement, the Disclosure Schedule, the supplements to the Disclosure Schedule, and any other certificate or document delivered pursuant to this Agreement will survive until the second anniversary of the Closing Date (except for covenants that by their terms survive for a longer period, and for the representations and warranties set forth in Sections 2.1.5, 2.1.6, and 2.1.10, which shall survive for the statute of limitations period applicable to any claim which would constitute a breach of such representations and warranties). The right to indemnification, reimbursement or other remedy based on such representations and warranties will not be affected by any investigation conducted by Buyer or its agents. Notwithstanding the foregoing, (a) all representations and warranties shall continue in effect if a claim for breach thereof has been made prior to the expiration of the applicable survival period and shall survive until such claim is resolved and (b) any representation or warranty of which either the Company or any Shareholder had knowledge of a misrepresentation or breach at any time prior to the date on which such representation or warranty is made shall survive indefinitely.

7.3.2

Indemnification and Reimbursement by the Company and Shareholder. The Company and its Shareholder jointly and severally, will indemnify and hold harmless Buyer and its employees, officers, directors, stockholders, controlling persons, and affiliates (collectively, the "indemnified persons"), and will reimburse the Indemnified Persons, for any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, but excluding consequential or punitive damages, whether or not involving a third-party claim (collectively, "Damages"), arising from or in connection with: (a) any material misrepresentation, in accuracy or breach of any representation or warranty made by the Company or the Shareholder in or pursuant to this Agreement, the Disclosure Schedule, the supplements to the Disclosure Schedule, or any other certificate or document delivered by the Company or the Shareholder pursuant to this Agreement and the Ancillary Agreements; (b) any non-compliance with or breach by the Company or the Shareholder of any covenant or obligation of the Company or the Shareholder in this Agreement; (c) any liabilities or obligations of the Company other than those listed in Section 2.1.9 of the ADS Disclosure Schedule; (d) any claim (whether based in tort or contract) by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such person with the Company or the Shareholder (or any person acting on its or his behalf) in connection with any of the transactions contemplated under this Agreement; or (e) Company’s and the Shareholder’s conduct of ADS’s business prior to the Closing Date.

7.3.3

 Indemnification and Reimbursement by Buyer. Buyer shall indemnify and hold harmless the Company and the Shareholder, and will reimburse the Company and the Shareholder, for any Damages arising from or in connection with: (a) any misrepresentation or breach of any representation or warranty made by Buyer in this Agreement or in any certificate delivered by Buyer pursuant to this Agreement; (b) any non-compliance with or breach by Buyer of any covenant or obligation of Buyer in this Agreement; (c) any claim by any person arising from the Buyer's conduct of ADS’s business after the Closing Date (except to the extent such claim relates to a matter for which Buyer is entitled to indemnification pursuant to Section 7.3.2); or (d) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such Person with Buyer (or any Person acting on its behalf) in connection with any of the Contemplated Transactions.

7.3.4

(a) Procedure for Indemnification – Third Party Claims. (a) Promptly after receipt by an indemnified person under Section 7.2 or 7.3 of notice of a claim against it (a "Claim"), the indemnified person will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the Claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified person, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnified person's failure to give such notice.

(b)

If any Claim referred to in Section 7.3.4. (a) is made against an indemnified person and it gives notice to the indemnifying party of the Claim, the indemnifying party will, unless the Claim involves tax liabilities, be entitled to participate in the defense of the Claim and, to the extent that it wishes unless (i) the indemnifying party is also a party to the Claim and the indemnified person determines in good faith that joint representation would result in a conflict of interest, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend the Claim and provide indemnification with respect to the Claim), to assume the defense of the Claim with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified person of its election to assume the defense of the Claim, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified person under such Section for any fees of other counsel or any other expenses with respect to the defense of the Claim in each case subsequently incurred by the indemnified party in connection with the defense of the Claim, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Claim, (a) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (i) there is no finding or admission of any violation of Applicable Legal Requirements or any violation of the rights of any person and no effect on any other Claims that may be made against the indemnified party, and (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (b) the indemnifying party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of a Claim and the indemnifying party does not, within ten days after the indemnified person's notice is given, give notice to the indemnified person of its election to assume the defense of the Claim, the indemnifying party will be bound by any determination with respect to the Claim or any compromise or settlement effected by the indemnified person.

(c)

Notwithstanding the foregoing, if an indemnified person determines in good faith that there is a reasonable probability that a Claim may adversely affect it other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified person may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle the Claim, but the indemnifying party will not be bound by any determination of a Claim so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

(d)

The Company, the Shareholder and Buyer hereby consent to the non-exclusive jurisdiction of any court in which a Claim is brought against any indemnified person for purposes of any claim that an indemnified person may have under this Agreement with respect to such Claim or the matters alleged therein, and agree that process may be served on the Company, the Shareholder and Buyer with respect to such a claim anywhere in the United States.

7.3.5

Procedure for Indemnification – Other Claims. A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

7.4

Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

7.5

Notices. All notices, demands, requests, or other communications that may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be sent by facsimile transmission, nationally recognized overnight courier, or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, addressed as follows:

(i)

If to Buyer:

Mr. Jerry Norman

President

American DataSource Holdings Corp.

888 E. Las Olas Boulevard

Suite 201

Ft. Lauderdale, Florida 33301

If to the Company:

Mr. Mitchell Segal

American DataSource, Inc.

c/o Walker Financial Corp.

990 Stewart Avenue

Suite 650

Garden City, New York 11530

If to the Shareholder:

Mr. Mitchell Segal

Walker Financial Corp.

990 Stewart Avenue

Suite 650

Garden City, New York 11530

Each party may designate by notice in writing a new address to which any notice, demand, request, or communication may thereafter be so given, served, or sent. Each notice, demand, request, or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

7.6

Successors; Assignments. This Agreement and the rights, interests, and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other.

7.7

Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware (except the choice of law rules thereof).

7.8

Waiver and Other Action. This Agreement may be amended, modified, or supplemented only by a written instrument executed by the parties against which enforcement of the amendment, modification or supplement is sought.

7.9

Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof; the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance; and in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

7.10

Expenses. All costs, expenses or fees, including, without limitation, fees and disbursements of counsel, financial advisors, accountants, brokers, finders or investment bankers, incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses.

7.11

Supplemental Disclosure. Company and the Shareholder agree that, with respect to the representations and warranties made in this Agreement, they will have a continuing obligation to promptly provide detailed disclosure to Buyer with respect to any matter hereafter arising or discovered that, if existing or known at the date of this Agreement and on the Closing, would have been required to be set forth or described in connection with this Agreement; provided, however, that none of such disclosures shall be deemed to modify, amend or supplement the representations and warranties of Company or the schedules herein unless Buyer shall have consented to this Agreement in writing.

7.12

Dispute Resolution.

(a)

Submission Of Claims To Arbitration. Any and all controversies or claims arising out of or relating to this Agreement, or the breach of this Agreement, shall be settled by binding arbitration held in New York, New York (if such arbitration is initiated by Buyer or the Company) or in Ft. Lauderdale, Florida (if such arbitration is initiated by the Shareholder) and shall be conducted (except to the extent otherwise specifically provided for in this Agreement) under the commercial arbitration rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction of this Agreement; provided, however, that a controversy or claim otherwise subject to arbitration hereunder may initially be heard by any court of competent jurisdiction to the extent, and only to the extent, that initial submission of the matter to a court is necessary for a party to seek emergency injunctive relief, and provided, further, however, that the matter initially submitted to a court shall be remanded by the court to arbitration as soon as the matter as to which such emergency injunctive relief was sought has been heard by the court.

(b)

Fees and Costs. The prevailing party in any arbitration or litigation shall be entitled to recover, as an element of the costs of the arbitration or litigation and not as damages, its reasonable attorneys’ fees, experts’ fees and other costs and expenses incurred in such arbitration to be fixed by the arbitrator (including without limitation, costs, expenses and fees on any appeal and costs, expenses and fees in any initial proceedings before any court).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

	American DataSource Holdings Corp.		American DataSource, Inc.

By:		By:
	Jerry Norman		Mitchell Segal
	President		President

Sole Shareholder of American DataSource Inc.
Walker Financial Corporation
By:
Mitchell Segal
President